                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21771

                             YieldQuest Funds Trust
               (Exact name of registrant as specified in charter)

                          3280 Peachtree Rd, Suite 2600
                                Atlanta, GA 30305
               (Address of principal executive offices) (Zip code)

                                 Jay K. Chitnis
                          3280 Peachtree Rd, Suite 2600
                                Atlanta, GA 30305
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 404-446-3370

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

YIELDQUEST LOGO






                           YIELDQUEST CORE EQUITY FUND
                        YIELDQUEST TOTAL RETURN BOND FUND
                         YIELDQUEST TAX-EXEMPT BOND FUND







                          -----------------------------
                                  ANNUAL REPORT
                                OCTOBER 31, 2010

                          -----------------------------






                         3280 PEACHTREE ROAD, SUITE 2600
                                ATLANTA, GA 30305
                                 1-877-497-3634
                            www.YieldQuest-Funds.com







DISTRIBUTED BY YIELDQUEST SECURITIES, LLC
FINRA MEMBER

 SHAREHOLDER LETTER -- YIELDQUEST CORE EQUITY FUND

To Our Shareholders:

The YieldQuest Core Equity Fund had a total return of 1.93% for the fiscal year, compared to +16.54% for the S&P 500 Index. At year end, the Fund had net assets of $4.48 million.

The Fund's underperformance relative to the benchmark index this fiscal year may be attributed, broadly speaking, to the relentless bull market in the Treasury market as yields plunged to multi-generational lows. The Fund continued to dollar cost average into a short Treasury position believing that the Treasury market was moving into extreme valuations reminiscent of a bubble. We believe this short position will prove beneficial over time as the underlying fundamentals of the economic recovery trump the pervasive fear that persists in today's economic climate.

We would highlight the following specific factors as playing a key role in our Fund underperformance this fiscal year:

       1) The short allocation to U.S. Treasury

       2) Our long allocation to the U.S. Dollar

       3) Our overweight allocation to the financial sector of the domestic market.

Looking forward, we believe these positions will transition from headwinds to tailwinds for the Fund's performance. The Fund was poised to take advantage of a return to risk assets as the economic recovery unfolded. The short allocation to Treasuries and long allocation to the U.S. Dollar negatively impacted performance as a second round of Quantitative Easing as sovereign debt worries once again created a heightened sense of risk aversion. Quantitative Easing was brought to the forefront as the Federal Reserve initiated additional purchases of U.S. Treasury debt to keep rates low since the Fed Funds Target Rate is already at zero and this is one of the few options remaining in their toolkit.

While the Fund did underperform the benchmark over the fiscal year, we believe the unfolding economic recovery will reward our bullish bias on the market. While admittedly early on our call to short the Treasury market, we believe the risk trade will return to markets in the coming year and are pleased with how we are positioned to take advantage of this move when it occurs. It is disappointing to underperform in environment where we were biased for an upward move in the equity markets, but historical correlations did not hold as the European debt crisis emerged in April/May and a second round of Quantitative Easing was announce by the Federal Reserve in the fall.

We are now more than two years removed from the depths of the Financial Crisis of 2008 and believe firmly that the fear and general sense of risk aversion will reverse in the coming months and years. Our current posture is based on the fear of missing out. Investors have shunned equities after suffering though a 'lost decade' and subsequently piled into Treasuries looking for a safe haven. The Treasury market is often referred to as a risk free return asset class. We believe that with yields as low as they have been since the Eisenhower administration, this has morphed into 'return free risk'. Our strategy looks to take advantage of the animal spirits returning to our capitalistic system, where attractively valued equities are embraced at the expense of overvalued fixed income securities.

To balance our strategy, our shareholders should be aware that we use specific hedging strategies in the options and futures markets to protect against further Black Swan events. We actively use equity index futures, Treasury futures, index options, and currency forwards to hedge our risks and position the Fund according to our investment thesis. With these positions moving against us in 2010, losses were incurred with futures and options as historical market correlations broke down. The hedging strategies are put in place in order to smooth Fund returns over time and have costs associated with them. These strategies will effect the portfolio by somewhat dampening the Fund's upside performance potential. We feel this is more than offset by the protection offered as we look for the return to risk over the coming years.

We believe that many of the securities held within the Fund remain at price levels that are still well below long term historical valuations. We remain bullish on the areas of the market hardest hit during the financial crisis such as financial stocks and homebuilding stocks. We believe the discounted valuations will reward our optimistic view over time. The events of the last two years are unprecedented at any time in the post WWII environment and haven't been experienced since the Great Depression. However, we do not believe a return to Depression is in order.

We take a longer term view of the markets and ask ourselves if the next ten years are going to be better than the previous ten years. Without a doubt we believe this to be the case and would look for the next secular bull market to unfold. Our positioning reflects this 'return to risk' mentality and look to reap the rewards for our positioning. We have been early in our call, but over time we believe the rewards will more than outweigh the underperformance over the short-term.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Core Equity Fund.

As always, we welcome your comments and questions.

 PORTFOLIO REVIEW

          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE
                    YIELDQUEST CORE EQUITY FUND VS. BENCHMARK

                   FROM NOVEMBER 01, 2005 TO OCTOBER 31, 2010


                                   YIELDQUEST CORE
                                     EQUITY FUND
                                   - INSTITUTIONAL    S&P 500
                                        CLASS          INDEX
                                   ---------------    -------
10/31/2005                              10000          10000
4/30/2006                               11041          10694
10/31/2006                              11424          11634
4/30/2007                               12207          12635
10/31/2007                              13145          13328
4/30/2008                               12208          12042
10/31/2008                               6696           8518
4/30/2009                                5008           7792
10/31/2009                               6272           9352
4/30/2010                                7197          10817
10/31/2010                               6405          10899




AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                     INCEPTION              SINCE
                                                       DATE      1-YEAR   INCEPTION
-----------------------------------------------------------------------------------------
YIELDQUEST CORE EQUITY FUND -- INSTITUTIONAL
  CLASS...........................................  11/01/2005    2.13%     -8.53%
-----------------------------------------------------------------------------------------
S&P 500 INDEX.....................................               16.54%      1.74%
-----------------------------------------------------------------------------------------




                                                     INCEPTION              SINCE
                                                       DATE      1-YEAR   INCEPTION
-----------------------------------------------------------------------------------------
YIELDQUEST CORE EQUITY FUND -- INVESTOR CLASS.....  02/28/2008    1.93%    -20.93%
-----------------------------------------------------------------------------------------
S&P 500 INDEX.....................................               16.54%     -2.10%
-----------------------------------------------------------------------------------------



THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-877-497-3634.

RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

The S&P 500(TM) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

      SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

Equity ETFs                                       57.58
Equity Closed-End Funds                           21.99
Common Stocks                                      7.82
Other/Short-Term *                                12.61




* "Other/Short-Term" includes short-term investments, plus other investments not included in the categories in the pie chart that comprised less than 2% of the Fund's total investments.

 SHAREHOLDER LETTER -- YIELDQUEST TOTAL RETURN BOND FUND

To Our Shareholders:

The YieldQuest Total Return Bond Fund had a total return of -10.48% for the fiscal year, compared to +8.01% for the Barclays Capital Aggregate Bond Index. At year end, the Fund had net assets of $30.08 million.

The Fund's underperformance relative to the benchmark index this fiscal year may be attributed, broadly speaking, to the severe decline in Treasury yields that occurred post April 2010 as fears of a double-dip recession and sovereign debt fears in Europe combined to fuel a flight to safety into safe-haven U.S. Treasury securities. The yield on the 5-year Treasury, for example, dropped over
1.60 percentage points from its April peak at 2.74% to a low of 1.10% in late October. This move in the yields and the surge in Treasury prices associated with it negatively impacted our Fund's performance. In addition, our long allocation to the U.S. dollar also negatively impacted our performance, as the Federal Reserve implemented a second round of Quantitative Easing, spurring a decline in the U.S. dollar. Quantitative Easing, a monetary policy used by central banks to stimulate the economy, whereby the central bank creates money which it uses to buy government bonds or other financial assets to increase the money supply, was initiated by the Federal Reserve because concerns over the economy continued to linger while the Fed Fund Target Rate had already been lowered to zero.

Essentially, our view has consistently been that:

       a) U.S. economic growth would likely come in better-than-expected during the fiscal year, and

       b) the Federal Reserve's policy of extreme monetary accommodation may have set the table for inflation to be higher than expected, especially given the prevalence of deflationary fears among many market participants.

As such, our portfolio throughout this fiscal year was positioned to benefit from a potential rise in interest rates and a rise in the U.S. dollar in keeping with this view. However, while fears of a double-dip recession and deflation did indeed begin to dissipate meaningfully towards the end of the fiscal year, as economic data did reflect a more sanguine economic outlook in keeping with our thesis, the rise in Treasury yields and the rise in the value of the U.S. dollar we had anticipated did not begin to materialize until after the end of the fiscal year.

At the same time, the significant rallies in the corporate credit, preferred, commodities, REITS, muni bonds, and closed-end fund (CEF) sectors, in particular, have all contributed positively to our Fund's performance over this period.

Looking forward, we do believe that our Fund remains well positioned to benefit from the potential rise in interest rates we continue to prognosticate as the highest probability outcome, in light of the ongoing recovery in the economy, consumer spending and the labor markets, and the implementation of the Fed's second quantitative easing asset-purchase program. In addition, while many of the securities and sectors we purchased at the height of the financial market crisis have rebounded off their crisis troughs, we believe that many of the securities held within the Fund remain at price levels that are still below their long term historical valuations, implying that the Fund may continue to enjoy a performance tailwind going forward, if our economic growth thesis continues to play out and the continued normalization in crisis-driven dislocations helps drive these securities/sector prices over time to levels more in line with their underlying fundamentals.

Finally, we have incorporated an enhanced risk management and hedging toolkit into our portfolio management strategy, with the objective of smoothing out Fund returns over time. We believe that these hedging strategies do represent a prudent risk/reward trade off over time -- whereby the Fund may take a bit longer to make up the relative underperformance, but should provide for much smoother returns in the future. We actively use equity index futures, Treasury futures, index options, and currency forwards to hedge our risks and position the Fund according to our investment thesis.

In summary, while we may have been too early in anticipating a rise in Treasury yields and a rise in the U.S. dollar and this did negatively impact our Fund performance this fiscal year, we believe we are now well positioned to potentially capture significant intermediate to longer-term outperformance going forward, as Treasury yields normalize off their generational lows to levels more in line with their underlying fundamentals and the U.S. dollar recovers driven by better than expected U.S. economic growth.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Total Return Bond Fund.

As always, we welcome your comments and questions.

 PORTFOLIO REVIEW

          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE
                 YIELDQUEST TOTAL RETURN BOND FUND VS. BENCHMARK

                   FROM NOVEMBER 01, 2005 TO OCTOBER 31, 2010


                       YIELDQUEST TOTAL                         BARCLAYS CAPITAL    BARCLAYS CAPITAL
                         RETURN BOND        BARCLAYS CAPITAL     U.S. CORPORATE      U.S. CORPORATE
                            FUND -           AGGREGATE BOND     INVESTMENT GRADE       HIGH YIELD       S&P PREFERRED
                     INSTITUTIONAL CLASS          INDEX               INDEX            BOND INDEX        STOCK INDEX
                     -------------------    ----------------    ----------------    ----------------    -------------
10/31/2005                  10000                 10000               10000               10000             10000
4/30/2006                   10468                 10056               10006               10495             10317
10/31/2006                  10931                 10518               10540               11031             10829
4/30/2007                   11310                 10795               10833               11790             11390
10/31/2007                  10837                 11084               10997               11774             11094
4/30/2008                   10891                 11537               11165               11686             10795
10/31/2008                   8924                 11119                9478                8735              6891
4/30/2009                    8317                 11980               10689               10135              6925
10/31/2009                   9548                 12652               12422               12937              9685
4/30/2010                    9600                 12974               13022               14451             11187
10/31/2010                   8582                 13666               13865               15441             11980




AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                     INCEPTION               SINCE
                                                       DATE       1-YEAR   INCEPTION
------------------------------------------------------------------------------------------
YIELDQUEST TOTAL RETURN BOND FUND -- INSTITUTIONAL
  CLASS...........................................  11/01/2005   -10.12%     -3.01%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL AGGREGATE BOND INDEX.............                 8.01%      6.45%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. CORPORATE INVESTMENT GRADE
  INDEX...........................................                11.61%      6.75%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD BOND
  INDEX...........................................                19.35%      9.08%
------------------------------------------------------------------------------------------
S&P PREFERRED STOCK INDEX.........................                23.70%      3.68%
------------------------------------------------------------------------------------------




                                                     INCEPTION               SINCE
                                                       DATE       1-YEAR   INCEPTION
------------------------------------------------------------------------------------------
YIELDQUEST TOTAL RETURN BOND FUND -- INVESTOR
  CLASS...........................................  02/28/2008   -10.48%     -8.64%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL AGGREGATE BOND INDEX.............                 8.01%      6.61%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. CORPORATE INVESTMENT GRADE
  INDEX...........................................                11.61%      8.31%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD BOND
  INDEX...........................................                19.35%     12.64%
------------------------------------------------------------------------------------------
S&P PREFERRED STOCK INDEX.........................                23.70%      3.89%
------------------------------------------------------------------------------------------



THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-877-497-3634.

RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

The Barclays Capital Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).

Barclays Capital U.S. Corporate Investment Grade Index includes issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. Must be an investment grade credit security.

Barclays Capital U.S. Corporate High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

S&P Preferred Stock Index is designed to serve the investment community's need for an investable benchmark representing the U.S. preferred stock market. The index includes all preferred stocks issued by US corporations and those trading in major exchanges, subject to related criteria.

      SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

Corporate Bonds                                   44.88
Foreign Bonds                                     22.71
Municipal Bonds                                   12.06
Taxable Municipal Bonds                           11.92
Taxable Fixed Income Closed-End Funds              2.05
Other/Short-Term*                                  6.38




* "Other/Short-Term" includes short-term investments, plus other investments not included in the categories in the pie chart that comprised less than 2% of the Fund's total investments.

 SHAREHOLDER LETTER -- YIELDQUEST TAX-EXEMPT BOND FUND

To Our Shareholders:

The YieldQuest Tax Exempt Bond Fund had a total return of -12.79% for the fiscal year, compared to +8.50% for the Barclays Capital 7-year Municipal Bond Index. At year end, the Fund had net assets of $9.32 million.

The Fund's underperformance relative to the benchmark index this fiscal year may be attributed, broadly speaking, to the ongoing market disruptions and general sense of fear that permeated the fixed income marketplace during the fiscal year. We were early in our view that Treasury securities and the fixed income markets posed a dangerous risk to investors and hedged our interest rate risk by shorting the Treasury market. We continue to believe the fixed income markets pose risk to investors and have dollar cost averaged into the hedge position as yields plunged to multi-decade lows.

The yield on the 5-year Treasury, for example, dropped over 1.60 percentage points from its April peak at 2.74% to a low of 1.10% in late October. This move in the yields and the surge in Treasury prices associated with it negatively impacted our Fund's performance. The short allocation to Treasuries and long allocation to the U.S. Dollar negatively impacted performance as a second round of Quantitative Easing as sovereign debt worries once again created a heightened sense of risk aversion. Quantitative Easing was brought to the forefront as the Federal Reserve initiated additional purchases of U.S. Treasury debt to keep rates low since the Fed Funds Target Rate is already at zero and this is one of the few options remaining in their toolkit.

As the Treasury market continued to rally during the calendar year, municipal bond spreads widened out to enticing levels. We believe we are positioned to take advantage not only of the attractive yield spreads in municipal bonds going forward, but also protect against the interest rate risks as yields across the fixed income universe move higher. We believe the Treasury market inflated into a bubble as priced moved levels inconsistent with the fundamentals of the economy.

While this positioning hurt us in 2010, we believe the opportunities going forward have increased as we provide a unique allocation choice amongst the tax-free municipal universe.

In addition, while many of the securities and sectors we purchased at the height of the financial market crisis have rebounded off their crisis troughs, we believe that many of the securities held within the Fund remain at price levels that are still below their long term historical valuations, implying that the Fund may continue to enjoy a performance tailwind going forward, if our economic growth thesis continues to play out and the continued normalization in crisis-driven dislocations helps drive these securities/sector prices over time to levels more in line with their underlying fundamentals.

Finally, we have incorporated an enhanced risk management and hedging toolkit into our portfolio management strategy, with the objective of smoothing out Fund returns over time. We believe that these hedging strategies do represent a prudent risk/reward trade off over time -- whereby the Fund may take a bit longer to make up the relative underperformance, but should provide for much smoother returns in the future. We actively use equity index futures, Treasury futures, index options, and currency forwards to hedge our risks and position the Fund according to our investment thesis. With these positions moving against us in 2010, losses were incurred with futures and options as historical market correlations broke down. The hedging strategies are put in place in order to smooth Fund returns over time and have costs associated with them. These strategies will effect the portfolio by somewhat dampening the Fund's upside performance potential. We feel this is more than offset by the protection offered as we look for the return to risk over the coming years.

In summary, we believe our opportunistic, "dollar-cost averaging" strategy, which allowed us to capitalize on the dramatic pricing aberrations across a number of fixed income sectors during the credit crisis, in combination with our enhanced risk management approach, has placed us in good stead to potentially capture significant intermediate to longer-term outperformance going forward.

We are now more than two years removed from the depths of the Financial Crisis of 2008 and believe firmly that the fear and general sense of risk aversion will reverse in the coming months and years. Our current posture is based on the fear of missing out. Investors have shunned equities after suffering though a 'lost decade' and subsequently piled into

Treasuries looking for a safe haven. The Treasury market is often referred to as a risk free return asset class. We believe that with yields as low as they have been since the Eisenhower administration, this has morphed into 'return free risk'. While we may have been too early in anticipating a rise in Treasury yields and this did negatively impact our Fund performance this fiscal year, we believe we are now well positioned to potentially capture significant intermediate to longer-term outperformance going forward, as Treasury yields normalize off their generational lows to levels more in line with their underlying fundamentals.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Tax Exempt Bond Fund.

As always, we welcome your comments and questions.

 PORTFOLIO REVIEW

          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE
                  YIELDQUEST TAX-EXEMPT BOND FUND VS. BENCHMARK

                   FROM NOVEMBER 01, 2005 TO OCTOBER 31, 2010


                                  YIELDQUEST            BARCLAYS
                                 TAX EXEMPT            CAPITAL 7      BARCLAYS CAPITAL
                                  BOND FUND         YEAR MUNICIPAL        MUNICIPAL
                            -INSTITUTIONAL CLASS      BOND INDEX          LONG BOND
                                                                            INDEX
                            --------------------    --------------    ----------------
10/31/2005                          10000                10000              10000
4/30/2006                           10483                10118              10250
10/31/2006                          10851                10500              10791
4/30/2007                           11142                10638              11005
10/31/2007                          10801                10882              10943
4/30/2008                           10797                11225              10794
10/31/2008                           9518                11088               9437
4/30/2009                            9579                11993              10368
10/31/2009                           9942                12277              11392
4/30/2010                            9647                12717              11972
10/31/2010                           8701                13321              12534




AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                     INCEPTION               SINCE
                                                       DATE       1-YEAR   INCEPTION
------------------------------------------------------------------------------------------
YIELDQUEST TAX-EXEMPT BOND FUND -- INSTITUTIONAL
  CLASS...........................................  11/01/2005   -12.48%     -2.74%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 7 YEAR MUNICIPAL BOND INDEX......                 8.50%      5.90%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL LONG BOND INDEX........                10.03%      4.62%
------------------------------------------------------------------------------------------




                                                     INCEPTION               SINCE
                                                       DATE       1-YEAR   INCEPTION
------------------------------------------------------------------------------------------
YIELDQUEST TAX-EXEMPT BOND FUND -- INVESTOR
  CLASS...........................................  02/28/2008   -12.79%     -7.71%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 7 YEAR MUNICIPAL BOND INDEX......                 8.50%      7.62%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL LONG BOND INDEX........                10.03%      8.51%
------------------------------------------------------------------------------------------



THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-877-497-3634.

RETURN FIGURES REFLECT ANY CHANGE IN PRICE PER SHARE AND ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS.

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

The Barclays Capital 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years.

The Barclays Capital Municipal Long Bond Index is the Long Bond (22+) component of the Municipal Bond Index. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

      SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

Municipal Bonds                                   91.40
Other/Short-Term *                                 8.60




* "Other/Short-Term" includes short-term investments, plus other investments not included in the categories in the pie chart that comprised less than 2% of the Fund's total investments.

 YIELDQUEST CORE EQUITY FUND
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2010



   % OF
NET ASSETS  DESCRIPTION                                                              SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------

     7.99%  COMMON STOCKS
     0.56%  APPAREL
            Christian Dior SA                                                               100        $   14,468
            Hermes International                                                             50            10,609
                                                                                                       ----------
                                                                                                           25,077
                                                                                                       ----------

     1.71%  BANKS
            Goldman Sachs Group, Inc./The (a)                                               475            76,451
                                                                                                       ----------

     1.91%  COMPUTERS
            Hewlett-Packard Co. (a)                                                       1,700            71,502
            Research In Motion Ltd. (b)                                                     250            14,238
                                                                                                       ----------
                                                                                                           85,740
                                                                                                       ----------

     1.05%  HOLDING COMPANIES
            LVMH Moet Hennessy Louis Vuitton SA                                             300            47,015
                                                                                                       ----------

     0.20%  LODGING
            Orient-Express Hotels Ltd., Class A (b)                                         700             8,862
                                                                                                       ----------

     1.41%  OIL & GAS
            Exxon Mobil Corp. (a)                                                           950            63,147
                                                                                                       ----------

     1.15%  RETAIL
            Bulgari SpA                                                                     500             5,355
            Compagnie Financiere Richemont SA                                               600            29,925
            PPR                                                                             100            16,395
                                                                                                       ----------
                                                                                                           51,675
                                                                                                       ----------
            TOTAL COMMON STOCKS
            (Cost $255,281)                                                                               357,967

    81.91%  EXCHANGE TRADED/CLOSED-END FUNDS
     0.60%  ASSET ALLOCATION CLOSED-END FUND
            NFJ Dividend, Interest & Premium Strategy Fund (c)                            1,700            27,098
                                                                                                       ----------

    22.47%  EQUITY CLOSED-END FUNDS
            Blue Chip Value Fund, Inc. (b)                                                6,150            21,832
            Boulder Growth & Income Fund, Inc. (a) (b)                                    8,900            55,981
            Boulder Total Return Fund, Inc. (a) (b)                                       2,850            44,460
            Central Securities Corp. (a)                                                  2,447            50,531
            Cohen & Steers Closed-End Opportunity Fund, Inc. (c)                          3,800            49,894
            First Opportunity Fund, Inc. (a)                                             14,350            95,571
            Greater China Fund, Inc. (c)                                                  6,700            87,368
            H&Q Healthcare Investors (a)                                                  2,150            26,552
            H&Q Life Sciences Investors (a)                                               2,700            26,946
            Japan Equity Fund, Inc. (a)                                                  17,900            97,376
            John Hancock Bank and Thrift Opportunity Fund (a)                             7,625           114,527
            Liberty All-Star Equity Fund                                                  6,720            30,576
            Morgan Stanley China A Share Fund (c)                                         2,400            72,384
            Royce Focus Trust, Inc. (c) (b)                                               4,000            26,720
            Royce Micro-Cap Trust, Inc. (c) (b)                                           6,150            53,198
            Royce Value Trust, Inc. (c) (b)                                               3,050            38,827
            Templeton Dragon Fund, Inc. (c)                                               1,800            53,658
            Tri-Continental Corp. (c)                                                     4,700            60,677
                                                                                                       ----------
                                                                                                        1,007,078
                                                                                                       ----------

    58.84%  EQUITY EXCHANGE TRADED FUNDS
            Consumer Discretionary Select Sector SPDR Fund (c)                            6,800           239,768
            Energy Select Sector SPDR Fund (c)                                            1,600            94,720
            Health Care Select Sector SPDR Fund                                           1,100            34,243
            Industrial Select Sector SPDR Fund (c)                                        9,550           307,319
            iShares Dow Jones U.S. Healthcare Providers Index (a)                           700            35,070
            iShares Dow Jones U.S. Home Construction Index
              Fund (a)                                                                   11,800           134,048
            iShares MSCI Brazil Index Fund                                                  450            34,668


See accompanying notes to financial statements.
                                       13

 YIELDQUEST CORE EQUITY FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                              SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
            EQUITY EXCHANGE TRADED FUNDS  (CONTINUED)
            iShares MSCI Emerging Markets Index Fund                                        700        $   32,291
            iShares MSCI Japan Index Fund (c)                                            21,500           215,000
            iShares PHLX SOX Semiconductor Sector Index Fund (a)                          1,800            91,044
            Market Vectors Russia ETF (c)                                                 1,550            53,149
            Market Vectors Steel Index Fund (c)                                           1,650           105,683
            Oil Services HOLDRs Trust (c)                                                   500            59,600
            PowerShares DB U.S. Dollar Index Bullish Fund (b)                             2,000            44,720
            ProShares Ultra Financials (c)                                                2,670           150,027
            ProShares Ultra Health Care (c)                                               1,300            65,260
            ProShares Ultra Oil & Gas (c)                                                 3,100           107,849
            ProShares Ultra Technology (c) (b)                                            7,600           443,080
            SPDR KBW Bank ETF (c)                                                         7,000           158,130
            SPDR KBW Regional Banking ETF (c)                                             5,400           122,202
            SPDR Metals & Mining ETF (c)                                                  1,950           109,181
                                                                                                       ----------
                                                                                                        2,637,052
                                                                                                       ----------
            TOTAL EXCHANGE TRADED/CLOSED-END FUNDS
            (Cost $3,128,148)                                                                           3,671,228
                                                                                                       ----------


                                                                                   CONTRACTS
                                                                                ---------------
     0.71%  PURCHASED OPTIONS (B)
            iShares Barclays 20+ Year Treasury:
              11/20/2010, Put @ $98                                                          48             4,704
              11/20/2010, Put @ $99                                                          89            11,214
            SPDR Gold Trust:
              11/20/2010, Put @ $127                                                         37             2,627
              11/20/2010, Put @ $128                                                         14             1,260
              11/20/2010, Put @ $129                                                         22             2,508
            SPDR S&P 500 ETF Trust, 11/20/2010, Put @ $116                                   71             9,372
                                                                                                       ----------
            TOTAL PURCHASED OPTIONS
            (Cost $32,056)                                                                                 31,685
                                                                                                       ----------



                                                                                     SHARES
                                                                                ---------------
    11.58%  SHORT-TERM INVESTMENT
            Dreyfus Institutional Reserves Money Market Fund,
              0.000% (d)                                                                519,028           519,028
                                                                                                       ----------
            TOTAL SHORT-TERM INVESTMENT
            (Cost $519,028)                                                                               519,028

   102.19%  TOTAL INVESTMENTS
            (Cost $3,934,513)                                                                           4,579,908
                                                                                                       ----------

   (2.19)%  NET OTHER ASSETS (LIABILITIES)                                                                (98,219)
                                                                                                       ----------

   100.00%  NET ASSETS                                                                                 $4,481,689
                                                                                                       ----------




    15.33%  EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
            iShares MSCI South Korea Index Fund                                           2,000           108,780
            Powershares Golden Dragon Halter USX China Portfolio                          8,100           224,775
            Rydex S&P Equal Weight ETF                                                    4,950           217,256
            Vanguard Emerging Markets ETF                                                 1,170            54,791
            WisdomTree India Earnings Fund                                                3,000            81,570
                                                                                                       ----------
            TOTAL EXCHANGE TRADED/CLOSED-END FUNDS SOLD SHORT
            (Proceeds $712,482)                                                                        $  687,172
                                                                                                       ----------





See accompanying notes to financial statements.
                                       14

 YIELDQUEST CORE EQUITY FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010


                                                            MARKET                        UNREALIZED
                                        LOCAL CURRENCY      VALUE      SETTLEMENT DATE   GAIN/(LOSS)
                                        --------------   -----------   ---------------   -----------
          FOREIGN CURRENCY
            COUNTERPARTY: BANK OF NEW YORK
          TO BUY:
          Brazilian Real                      76,815        $ 45,110      11/05/2010         $   110
          TO SELL:
          Australian Dollar                  132,236         129,424      11/05/2010             168
          Brazilian Real                     108,562          63,754      11/05/2010             770
          Japanese Yen                    28,028,052         348,323      11/05/2010          (7,192)
          British Sterling Pound              16,941          27,144      11/05/2010            (157)
                                                                                             -------
                                                                                              (6,411)
                                                                                             -------
          TOTAL FOREIGN CURRENCY
          COUNTERPARTY: BANK OF NEW YORK                                                     $(6,301)
                                                                                             -------


                                                                           NOTIONAL       UNREALIZED
                                                          CONTRACTS         VALUE        GAIN/(LOSS)
                                                         -----------   ---------------   -----------
          FUTURES CONTRACTS PURCHASED
          E-Mini Crude Oil, expires 11/18/2010                     5     $   203,687         $  (112)
          Nasdaq 100 E-Mini, expires 12/17/2010                    1          38,456           3,984
          Russell 2000 Mini, expires 12/17/2010                    7         453,236          38,304
          S&P 500 E-Mini, expires 12/17/2010                      26       1,533,600              10
                                                                                             -------
                                                                                              42,186
                                                                                             -------
          FUTURES CONTRACTS SOLD SHORT
          90 Day Euro$, expires 12/13/2010                        82      82,000,000            (202)
          Euro Stoxx 50, expires 12/17/2010                        7         273,957          (2,637)
          U.S. 5 Year Note, expires 12/31/2010                    19       1,900,000          (6,331)
                                                                                             -------
                                                                                              (9,170)
                                                                                             -------
          TOTAL                                                                              $33,016
                                                                                             -------



-------

(a)     All or a portion of the security is pledged as collateral for securities sold short.
(b)     Non-income producing security.
(c)     All or a portion of the security is segregated in connection with forward currency and futures contracts.
(d)     Rate represents effective yield.

ETF     Exchange-Traded Fund
HOLDRs  Holding Company Depositary Receipts
MSCI    Morgan Stanley Capital International
PHLX    Philadelphia Stock Exchange
SOX     Philadelphia Semiconductor Index
SPDR    S&P Depositary Receipts




See accompanying notes to financial statements.
                                       15

 YIELDQUEST TOTAL RETURN BOND FUND
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2010




   % OF
NET ASSETS  DESCRIPTION                                                         PRINCIPAL           VALUE
--------------------------------------------------------------------------------------------------------------

    37.63%  CORPORATE BONDS
     8.96%  AIRLINES
            American Airlines, Inc., 7.858%, 10/01/2011,
              Series 01-2 (a)                                          $             100,000       $   104,620
            AMR Corp.:
              9.750%, 08/15/2021 (a)                                                 469,000           395,719
              9.880%, 06/15/2020 (a)                                                 343,000           289,406
            Continental Airlines, Inc.:
              6.703%, 06/15/2021, Series 01A1 (a)                                    107,107           112,462
              6.748%, 03/15/2017, Series 981B (a)                                    154,441           153,669
              6.795%, 08/02/2018, Series 991B (a)                                    158,006           158,005
              7.033%, 06/15/2011, Series 011C (a)                                    154,147           157,415
              7.339%, 04/19/2014, Series 071C                                        154,268           156,582
              7.461%, 04/01/2013, Series 971B (a)                                     20,003            20,253
              7.566%, 03/15/2020, Series 992B (a)                                    131,887           132,547
              8.560%, 07/02/2014, Series 962B                                         52,788            53,580
            Delta Airlines, Inc., 7.570%, 11/18/2010,
              Series 00A2                                                             75,000            75,375
            Northwest Airlines, Inc., 7.950%, 03/01/2015,
              Series 992B                                                            926,272           796,594
            Southwest Airlines Co., 7.220%, 07/01/2013, Series
              95A3, Callable 12/09/2010 @ 100 (a)                                     85,024            88,988
                                                                                                   -----------
                                                                                                     2,695,215
                                                                                                   -----------

     0.39%  AUTOMOTIVE
            Motors Liquidation Co., 8.375%, 07/15/2033 (a) (b)                       320,000           116,800
                                                                                                   -----------

     0.76%  ENTERTAINMENT
            Comcast Corp., 6.950%, 08/15/2037 (a)                                    195,000           227,710
                                                                                                   -----------

    24.78%  FINANCIAL SERVICES
            American Express Co., 8.125%, 05/20/2019                                 500,000           643,327
            American Express Credit Corp., 5.875%, 05/02/2013,
              Series C, MTN (a)                                                      670,000           737,890
            Bank of America Corp.:
              4.750%, 08/01/2015 (a)                                                 750,000           791,912
              4.750%, 03/15/2016, Callable 03/15/2011 @
              100, MTN                                                                10,000            10,048
              7.800%, 09/15/2016 (a)                                                 220,000           252,680
            Bear, Stearns & Co., Inc., 5.550%, 01/22/2017 (a)                        790,000           865,309
            CIT Group, Inc.:
              7.000%, 05/01/2013, Callable 12/23/2010
              @ 103.50                                                                14,086            14,333
              7.000%, 05/01/2014, Callable 12/23/2010
              @ 103.50                                                                21,129            21,340
              7.000%, 05/01/2015, Callable 12/23/2010
              @ 103.50                                                                21,129            21,208
              7.000%, 05/01/2016, Callable 12/23/2010
              @ 103.50                                                                35,216            35,260
              7.000%, 05/01/2017, Callable 12/23/2010
              @ 103.50                                                                49,302            49,302
            Citigroup, Inc., 5.500%, 02/15/2017 (a)                                  475,000           502,472
            Deutsche Bank Trust Corp., 7.500%, 11/15/2015                              4,000             4,645
            General Electric Capital Corp., 6.875%,
              11/15/2010, MTN (a)                                                    250,000           250,545
            Goldman Sachs Group, Inc.:
              5.250%, 04/01/2013 (a)                                                 100,000           108,203
              5.625%, 01/15/2017 (a)                                               1,000,000         1,073,125
            Lehman Brothers Holdings:
              5.625%, 01/24/2013, MTN (b)                                            500,000           114,375
              6.500%, 07/19/2017 (a) (b)                                           1,370,000             1,849
            Merrill Lynch & Co., Inc., 5.700%, 05/02/2017 (a)                      1,000,000         1,028,701
            Morgan Stanley & Co., Inc., 5.450%,
              01/09/2017, EMTN                                                        50,000            53,184
            Motors Liquidation Co., 9.400%, 07/15/2021 (a) (b)                       800,000           276,000
            Nuveen Investments, Inc., 5.500%, 09/15/2015 (a)                         400,000           342,000
            Principal Life Income Funding Trusts, 0.536%,
              11/15/2010 (a) (c)                                                     250,000           250,011
            Washington Mutual Bank NV, 6.875%, 06/15/2011,
              Series 11 (a) (b)                                                    1,000,000             7,000
                                                                                                   -----------
                                                                                                     7,454,719
                                                                                                   -----------

     0.04%  INDUSTRIALS
            Occidental Petroleum Corp., 8.750%, 01/15/2023                            10,000            13,081
                                                                                                   -----------



See accompanying notes to financial statements.
                                       16

 YIELDQUEST TOTAL RETURN BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                         PRINCIPAL           VALUE
--------------------------------------------------------------------------------------------------------------
     2.70%  METALS & MINING
            Alcoa, Inc., 5.375%, 01/15/2013 (a)                        $             760,000       $   812,208
                                                                                                   -----------
            TOTAL CORPORATE BONDS
            (Cost $13,957,716)                                                                      11,319,733
                                                                                                   -----------

     0.06%  COLLATERALIZED MORTGAGE OBLIGATIONS
     0.06%  U.S. GOVERNMENT & AGENCY
            Federal National Mortgage Association,
              4.500%, 05/25/2019                                                      16,808            17,274
                                                                                                   -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $15,590)                                                                              17,274
                                                                                                   -----------

     1.14%  U.S. GOVERNMENT & AGENCY
            Federal Farm Credit Bank, 5.750%, 12/07/2028, MTN                         43,000            53,157
            Federal Home Loan Bank:
              5.685%, 09/17/2018, Series AR18                                         25,000            31,125
              7.125%, 02/15/2030, Series C30 (a)                                      90,000           123,736
            Federal National Mortgage Association, 8.280%,
              01/10/2025, MTN                                                         20,000            30,389
            Tennessee Valley Authority, 7.125%, 05/01/2030 (a)                        75,000           103,521
                                                                                                   -----------
            TOTAL U.S. GOVERNMENT & AGENCY
            (Cost $283,655)                                                                            341,928
                                                                                                   -----------

    19.04%  FOREIGN BONDS
     9.24%  BANKS
            Bank of Scotland PLC, 10.500%, 02/16/2018                GBP             920,000         1,845,396
            Inter-American Development Bank, 6.250%,
              06/22/2016, MTN                                        NZD           1,150,000           933,532
                                                                                                   -----------
                                                                                                     2,778,928
                                                                                                   -----------

     2.12%  SOVEREIGN BONDS
            Federal Republic of Brazil:
              7.875%, 03/07/2015 (a)                                   $             475,000           592,563
              12.500%, 01/05/2016                                    BRL              40,000            27,372
            Mexican Bonos de Desarrollo, 7.250%, 12/15/2016,
              Series M10                                             MXN             220,000            19,354
                                                                                                   -----------
                                                                                                       639,289
                                                                                                   -----------

     7.68%  FINANCIAL SERVICES
            General Electric Capital Corp., 7.500%,
              02/28/2011, EMTN                                       NZD           3,000,000         2,308,916
                                                                                                   -----------
            TOTAL FOREIGN BONDS
            (Cost $5,724,715)                                                                        5,727,133
                                                                                                   -----------

    10.11%  MUNICIPAL BONDS
     4.43%  CALIFORNIA
            California State:
              4.500%, 08/01/2030, National-RE-IBC, GO,
              Callable 02/01/2017 @ 100 (a)                            $             500,000           487,195
              4.500%, 08/01/2030, GO, Callable 02/01/2017 @
              100 (a)                                                                200,000           194,878
              5.000%, 04/01/2038, GO, Callable 04/01/2018 @
              100 (a)                                                                500,000           500,900
            Howell Mountain Elementary School District
              Election, Zero Coupon:
              08/01/2028, GO (a)                                                     190,000            85,962
              08/01/2029, GO (a)                                                     150,000            64,424
                                                                                                   -----------
                                                                                                     1,333,359
                                                                                                   -----------

     4.00%  FLORIDA
            Auburndale Florida Water & Sewer, 4.375%,
              12/01/2037, AMBAC, Revenue, Callable 12/01/2017
              @ 100 (a)                                                            1,275,000         1,202,529
                                                                                                   -----------

     1.68%  ILLINOIS
            Regional Transportation Authority, 4.500%,
              07/01/2035, Series A, National-RE, Revenue,
              Callable 07/01/2016 @ 100 (a)                                          500,000           504,700
                                                                                                   -----------
            TOTAL MUNICIPAL BONDS
            (Cost $2,954,021)                                                                        3,040,588
                                                                                                   -----------


See accompanying notes to financial statements.
                                       17

 YIELDQUEST TOTAL RETURN BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                         PRINCIPAL           VALUE
--------------------------------------------------------------------------------------------------------------

    10.00%  TAXABLE MUNICIPAL BONDS
     3.09%  CALIFORNIA
            Kern County Pension Obligation, Zero Coupon,
              08/15/2020, National-RE, Revenue                         $             100,000       $    52,035
            Monrovia Redevelopment Agency Tax Allocation,
              5.600%, 05/01/2023, AMBAC, Revenue, Callable
              05/01/2013 @ 102 (a)                                                    35,000            32,046
            Pinole Redevelopment Agency, 5.600%, 08/01/2020,
              AMBAC, Tax Allocation, Callable 08/01/2014
              @ 102                                                                   25,000            25,501
            San Bernardino JT Powers, 6.150%, 05/01/2027,
              AMBAC, Tax Allocation, Callable 05/01/2016
              @ 100                                                                   15,000            14,697
            Santa Fe Springs Community Development, 5.350%,
              09/01/2018, National-RE, Tax Allocation,
              Callable 09/01/2016 @ 100                                               25,000            24,453
            Solano County, 5.140%, 01/15/2014, XLCA,
              Revenue (a)                                                            665,000           719,284
            Watsonville Redevelopment Agency, 5.200%,
              09/01/2012, National-RE FGIC, Tax
              Allocation (a)                                                          60,000            61,573
                                                                                                   -----------
                                                                                                       929,589
                                                                                                   -----------

     0.11%  DISTRICT OF COLUMBIA
            Metropolitan Washington Airports Authority Airport
              System, 5.590%, 10/01/2025, Series C, National-
              RE, Revenue, Callable 10/01/2015 @ 100 (a)                              30,000            31,837
                                                                                                   -----------

     0.08%  FLORIDA
            Pembroke Pines Communication Services, 4.750%,
              10/01/2019, AMBAC, Revenue, Callable 10/01/2014
              @ 100                                                                   25,000            24,620
                                                                                                   -----------

     1.24%  GEORGIA
            College Park, 5.868%, 01/01/2021, National-RE
              FGIC, Revenue (a)                                                       70,000            70,991
            College Park Business & Industrial Development
              Authority, 5.750%, 09/01/2015, AGM, Revenue (a)                        250,000           280,913
            Savannah Hospital Authority, 6.625%, 07/01/2018,
              AGM, Revenue, Callable 07/01/2013 @ 101 (a)                             20,000            21,013
                                                                                                   -----------
                                                                                                       372,917
                                                                                                   -----------

     0.02%  ILLINOIS
            Development Finance Authority, 6.000%, 03/01/2012,
              National-RE, Revenue                                                     5,000             5,210
                                                                                                   -----------

     0.10%  INDIANA
            Pike County School Corp., 5.000%, 01/05/2020, XLCA
              State Aid Withholding, GO, Callable 01/05/2015
              @ 100 (a)                                                               30,000            30,523
                                                                                                   -----------

     0.25%  MAINE
            City of Auburn, 5.125%, 08/01/2011, National-RE,
              GO (a)                                                                  75,000            76,873
                                                                                                   -----------

     0.12%  MARYLAND
            State Transportation Authority, 6.480%,
              07/01/2022, National-RE, Revenue (a)                                    35,000            37,414
                                                                                                   -----------

     0.92%  MICHIGAN
            Flat Rock Tax Increment, 5.375%, 10/01/2011, GO                           65,000            66,982
            Michigan State, 6.850%, 11/01/2019, Series A, GO,
              Callable 11/01/2018 @ 100                                              180,000           209,214
                                                                                                   -----------
                                                                                                       276,196
                                                                                                   -----------

     0.77%  NEW JERSEY
            City of Linden, 5.950%, 04/01/2033, National-
              RE, GO                                                                  20,000            18,605
            Orange Township, 5.170%, 12/01/2011, Series C,
              AGM, GO (a)                                                             35,000            36,184
            Union County Improvement Authority Sewer System
              Lease, 6.640%, 04/01/2022, AMBAC, Revenue (a)                          165,000           175,855
                                                                                                   -----------
                                                                                                       230,644
                                                                                                   -----------

     0.14%  OREGON
            School Boards Association, 5.680%, 06/30/2028,
              Series B, National-RE FGIC, GO (a)                                      40,000            41,320
                                                                                                   -----------



See accompanying notes to financial statements.
                                       18

 YIELDQUEST TOTAL RETURN BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                         PRINCIPAL           VALUE
--------------------------------------------------------------------------------------------------------------
     0.21%  PENNSYLVANIA
            Beaver County, 5.000%, 12/15/2011, AGM, GO (a)             $              60,000       $    62,432
                                                                                                   -----------

     1.10%  SOUTH CAROLINA
            Richland Lexington Airport District, 6.590%,
              01/01/2017, AGM, Revenue (a)                                           300,000           331,983
                                                                                                   -----------

     1.40%  TENNESSEE
            Alcoa, 5.550%, 06/01/2020, AMBAC, GO, Callable
              06/01/2015 @ 100 (a)                                                   400,000           420,380
                                                                                                   -----------

     0.40%  TEXAS
            Gatesville Texas, 5.700%, 09/01/2019, CIFG, GO,
              Callable 09/01/2017 @ 100 (a)                                          115,000           119,195
                                                                                                   -----------

     0.05%  WISCONSIN
            Menasha Steam Utility, 4.350%, 09/01/2020,
              Revenue (b)                                                             23,569            16,263
                                                                                                   -----------
            TOTAL TAXABLE MUNICIPAL BONDS
            (Cost $2,857,792)                                                                        3,007,396
                                                                                                   -----------



                                                                                  SHARES
                                                                             ---------------
     0.41%  PREFERRED STOCKS
     0.41%  FINANCIAL SERVICES
            Ally Financial, Inc., 7.000%, Callable 12/31/2011
              @ 1,000 (a) (d)                                                            139           123,536
                                                                                                   -----------
            TOTAL PREFERRED STOCKS
            (Cost $43,759)                                                                             123,536
                                                                                                   -----------

     2.18%  EXCHANGE TRADED/CLOSED-END FUNDS
     0.32%  ASSET ALLOCATION CLOSED-END FUND
            Alpine Global Premier Properties Fund                                     13,812            97,236
                                                                                                   -----------

     0.14%  EQUITY CLOSED-END FUNDS
            Cohen & Steers Closed-End Opportunity Fund, Inc.                           3,156            41,438
            RMR Asia Pacific Real Estate Fund                                             --                 8
                                                                                                   -----------
                                                                                                        41,446
                                                                                                   -----------

     1.72%  TAXABLE FIXED INCOME CLOSED-END FUNDS
            AllianceBernstein Income Fund, Inc.                                       32,000           268,480
            BlackRock Credit Allocation Fund, Inc.                                     8,050            83,640
            Western Asset Income Fund                                                 12,084           163,859
                                                                                                   -----------
                                                                                                       515,979
                                                                                                   -----------
            TOTAL EXCHANGE TRADED/CLOSED-END FUNDS
            (Cost $615,756)                                                                            654,661
                                                                                                   -----------


                                                                                CONTRACTS
                                                                             ---------------
     0.72%  PURCHASED OPTIONS (E)
            iShares Barclays 20+ Year Treasury:
              11/20/2010, Put @ $98                                                      354            34,692
              11/20/2010, Put @ $99                                                      634            79,884
            SPDR Gold Trust:
              11/20/2010, Put @ $127                                                     228            16,188
              11/20/2010, Put @ $128                                                      88             7,920
              11/20/2010, Put @ $129                                                     141            16,074
            SPDR S&P 500 ETF Trust, 11/20/2010, Put @ $116                               465            61,380
                                                                                                   -----------
            TOTAL PURCHASED OPTIONS
            (Cost $217,612)                                                                            216,138
                                                                                                   -----------





See accompanying notes to financial statements.
                                       19

 YIELDQUEST TOTAL RETURN BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
     2.56%  SHORT-TERM INVESTMENTS
     0.32%  MONEY MARKET FUND
            Dreyfus Institutional Reserves Money Market Fund,
              0.000% (f)                                                              95,687       $    95,687
                                                                                                   -----------

                                                                                PRINCIPAL
                                                                             ---------------
     2.24%  U.S. GOVERNMENT & AGENCY
            U.S. Treasury Note, 0.105%, 01/20/2011                     $             675,000           674,847
                                                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $770,522)                                                                            770,534
                                                                                                   -----------

    83.85%  TOTAL INVESTMENTS
            (Cost $27,441,138)                                                                      25,218,921
                                                                                                   -----------

    16.15%  NET OTHER ASSETS (LIABILITIES)                                                           4,857,915
                                                                                                   -----------

   100.00%  NET ASSETS                                                                             $30,076,836
                                                                                                   -----------







                                                            MARKET                        UNREALIZED
                                        LOCAL CURRENCY      VALUE      SETTLEMENT DATE   GAIN/(LOSS)
                                        --------------   -----------   ---------------   -----------
          FOREIGN CURRENCY
            COUNTERPARTY: BANK OF NEW YORK
          TO BUY:
          Brazilian Real                     480,478      $  282,164       11/05/2010      $  (3,410)
          Brazilian Real                     517,221         303,742       11/05/2010            742
          Canadian Dollar                    160,000         156,853       11/05/2010          2,114
          Canadian Dollar                    263,500         258,317       11/05/2010           (880)
          Icelandic Krona                 94,634,900         848,325       10/10/2008 (g)   (181,850)
                                                                                           ---------
                                                                                            (183,284)
                                                                                           ---------
          TO SELL:
          Brazilian Real                     480,478         282,164       11/05/2010          5,032
          British Sterling Pound           1,396,375       2,237,378       11/05/2010        (14,071)
          Canadian Dollar                    263,500         258,317       11/05/2010          4,002
          European Euro                      211,739         294,676       11/05/2010            276
          Japanese Yen                    56,669,960         704,275       11/05/2010        (14,658)
          Mexican Peso                       205,000          16,594       11/05/2010           (288)
          New Zealand Dollar               4,157,812       3,167,935       11/05/2010        (48,952)
                                                                                           ---------
                                                                                             (68,659)
                                                                                           ---------
          TOTAL FOREIGN CURRENCY
          COUNTERPARTY: BANK OF NEW YORK                                                   $(251,943)
                                                                                           ---------


                                                                           NOTIONAL       UNREALIZED
                                                          CONTRACTS         VALUE        GAIN/(LOSS)
                                                         -----------   ---------------   -----------
          FUTURES CONTRACTS PURCHASED
          E-Mini Crude Oil, expires 11/18/2010                    22     $    894,549      $   1,181
          S&P 500 E-Mini, expires 12/17/2010                      17          999,228          3,517
                                                                                           ---------
                                                                                               4,698
                                                                                           ---------
          FUTURES CONTRACTS SOLD SHORT
          90 Day Euro$, expires 12/13/2010                       737      737,000,000          2,797
          U.S. 5 Year Note, expires 12/31/2010                   177       17,700,000        (38,252)
                                                                                           ---------
                                                                                             (35,455)
                                                                                           ---------
          TOTAL                                                                            $ (30,757)
                                                                                           ---------





See accompanying notes to financial statements.
                                       20

 YIELDQUEST TOTAL RETURN BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

-------

(a)    All or a portion of the security is segregated in connection with forward currency and futures contracts.
(b)    Default Resolution
(c)    Variable rate security
(d)    Rule 144A Section 4(2) or other security which is restricted as to resale to institutional investors. At October 31, 2010, these securities amounted to
       $123,536 or 0.4% of net assets. The Investment Advisor, using board approved procedures has deemed these securities or a portion of these securities liquid.
(e)    Non-income producing securities.
(f)    Rate represents effective yield.
(g)    Counterparty in default.

AGM    Assured Guaranty Municipal Corp.
AMBAC  Insured by American Municipal Bond Assurance Corp.
BRL    Brazilian Real
CIFG   Insured by IXIS Financial Guaranty
EMTN   Euro Medium Term Note
ETF    Exchange-Traded Fund
FGIC   Insured by Financial Guaranty Insurance Co.
GBP    British Sterling Pound
GO     General Obligation
MTN    Medium Term Note
MXN    Mexican Peso
NZD    New Zealand Dollar
PLC    Public Liability Co.
SPDR   S&P Depositary Receipts
XLCA   Insured by XL Capital Assurance




See accompanying notes to financial statements.
                                       21

 YIELDQUEST TAX-EXEMPT BOND FUND
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2010



   % OF
NET ASSETS  DESCRIPTION                                                          PRINCIPAL           VALUE
---------------------------------------------------------------------------------------------------------------

    97.66%  MUNICIPAL BONDS
     5.88%  ALABAMA
            Alabama Agriculture & Mechanical University,
              5.000%, 11/01/2017, AMBAC, Revenue, Callable
              05/01/2017 @ 100 (a)                                      $             500,000        $  547,795
                                                                                                     ----------

     2.80%  CALIFORNIA
            Antioch California Union School District, 4.250%,
              09/01/2021, COP, National-RE FGIC, Callable
              09/01/2015 @ 100 (b)                                                    260,000           261,227
                                                                                                     ----------

     3.43%  COLORADO
            Arkansas River Power Authority, 5.250%, 10/01/2016,
              XLCA, Revenue (a)                                                       300,000           319,881
                                                                                                     ----------

     2.40%  FLORIDA
            Nassau County Public Improvement, 5.000%,
              05/01/2021, National-RE, Revenue (b)                                    210,000           224,139
                                                                                                     ----------

     0.03%  GEORGIA
            Fulton County, Georgia Development Authority, Zero
              Coupon, 5.500%, 05/01/2033 (c)                                          105,000             3,020
                                                                                                     ----------

     9.80%  ILLINOIS
            Chicago O'Hare International Airport:
              4.000%, 01/01/2012, Series A, AGM, Revenue                              500,000           519,520
              5.250%, 01/01/2016, Series B, National-RE,
              Revenue (a)                                                             260,000           294,005
            City of Bellwood, 4.450%, 12/01/2020, Series B,
              National-RE, GO, Callable 12/01/2015 @ 100                              100,000            99,675
                                                                                                     ----------
                                                                                                        913,200
                                                                                                     ----------

    10.03%  INDIANA
            Hammond Local Public Improvement Bond Bank, 4.500%,
              08/15/2017, Series A, XCLA, Revenue, Callable
              08/15/2011 @ 100 (a)                                                    520,000           522,278
            Indiana State Fair Common Fairgrounds, 4.200%,
              01/01/2014, AMBAC, Revenue, Callable 01/01/2013
              @ 100 (b)                                                               390,000           412,562
                                                                                                     ----------
                                                                                                        934,840
                                                                                                     ----------

     6.22%  KANSAS
            Miami County Unified School District No. 416,
              5.000%, 09/01/2016, National-RE, GO (b)                                 500,000           579,725
                                                                                                     ----------

     0.56%  MICHIGAN
            City of Detroit, 5.000%, 04/01/2012, Series C,
              AGM, GO                                                                  50,000            51,977
                                                                                                     ----------

     7.18%  MISSOURI
            Joint Municipal Electric Utility Commission Power
              Project, 5.000%, 01/01/2015, National-RE,
              Revenue (b)                                                             120,000           132,031
            St. Louis Airport, 5.000%, 07/01/2015, Series A,
              AGM, Revenue (b)                                                        475,000           537,425
                                                                                                     ----------
                                                                                                        669,456
                                                                                                     ----------

     3.20%  NEVADA
            Clark County, 4.500%, 06/01/2018, AGM, GO, Callable
              06/01/2016 @ 100 (a)                                                    275,000           298,095
                                                                                                     ----------

     5.51%  NEW JERSEY
            Hoboken Municipal Hospital Authority, 4.450%,
              07/01/2021, Series A, AGM Municipal Government
              Guaranteed, Revenue, Callable 07/01/2017 @
              100 (a)                                                                 500,000           513,905
                                                                                                     ----------

     4.39%  NEW YORK
            Erie County Public Improvement, 5.000%, 12/01/2015,
              Series A, National-RE, GO                                               100,000           112,104
            Troy Industrial Development Authority Civic
              Facility, 4.050%, 04/01/2037, Series E, Revenue,
              Callable 09/01/2011 @ 100 (b) (d)                                       290,000           296,792
                                                                                                     ----------
                                                                                                        408,896
                                                                                                     ----------

     3.74%  OHIO
            City of Cleveland Various Purpose, 5.500%,
              12/01/2013, National-RE, GO, Callable 12/01/2012
              @ 100 (a)                                                               320,000           348,771
                                                                                                     ----------



See accompanying notes to financial statements.
                                       22

 YIELDQUEST TAX-EXEMPT BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                          PRINCIPAL           VALUE
---------------------------------------------------------------------------------------------------------------
     5.82%  PENNSYLVANIA
            Philadelphia Authority for Industrial Development,
              5.000%, 12/01/2016, National-RE FGIC,
              Revenue (b)                                               $             500,000        $  542,725
                                                                                                     ----------

     2.57%  SOUTH CAROLINA
            Beaufort County, 8.000%, 03/01/2016, National-RE
              State Aid Withholding, GO (a)                                           180,000           239,252
                                                                                                     ----------

    20.18%  TEXAS
            Austin Electric Utility System, 5.500%, 11/15/2015,
              Series A, AMBAC, Revenue (a)                                            500,000           591,545
            Brazoria County Municipal Utility District No. 26,
              4.600%, 09/01/2028, National-RE FGIC, GO,
              Callable 09/01/2013 @ 100                                               100,000           100,283
            Dallas Area Rapid Transit, 5.250%, 12/01/2043,
              Revenue, Callable 12/01/2018 @ 100                                      500,000           533,865
            Dallas-Fort Worth International Airport Facility
              Improvement Corp., 6.000%, 11/01/2014, Revenue,
              Callable 12/02/2010 @ 100                                               140,000           139,021
            Laguna-Madre Water District, 4.500%, 03/01/2024,
              AMBAC, Revenue, Callable 03/01/2016 @ 100 (b)                           495,000           516,646
                                                                                                     ----------
                                                                                                      1,881,360
                                                                                                     ----------

     3.92%  WASHINGTON
            Snohomish County Limited Tax, 4.000%, 12/01/2032,
              Series A, GO, Callable 06/01/2020 @ 100                                 375,000           365,321
                                                                                                     ----------
            TOTAL MUNICIPAL BONDS
            (Cost $8,613,515)                                                                         9,103,585
                                                                                                     ----------

     2.11%  FOREIGN BONDS
     2.11%  FINANCIAL SERVICES
            General Electric Capital Corp., 6.750%, 09/26/2016,
              EMTN (b)                                                NZD             250,000           196,471
                                                                                                     ----------
            TOTAL FOREIGN BONDS
            (Cost $175,862)                                                                             196,471
                                                                                                     ----------



                                                                                   SHARES
                                                                              ---------------
     0.02%  PREFERRED STOCK
     0.02%  U.S. GOVERNMENT & AGENCY
            Fannie Mae, 0.000%, Series G, Callable 09/30/2012 @
              $50 (e) (d)                                                               2,370             2,062
                                                                                                     ----------
            TOTAL PREFERRED STOCKS
            (Cost $7,541)                                                                                 2,062
                                                                                                     ----------


                                                                                 CONTRACTS
                                                                              ---------------
     0.60%  PURCHASED OPTIONS (E)
            iShares Barclays 20+ Year Treasury:
              11/20/2010, Put @ $98                                                        96             9,408
              11/20/2010, Put @ $99                                                       163            20,538
            SPDR Gold Trust:
              11/20/2010, Put @ $127                                                       60             4,260
              11/20/2010, Put @ $128                                                       23             2,070
              11/20/2010, Put @ $129                                                       37             4,218
            SPDR S&P 500 ETF Trust, 11/20/2010, Put @ $116                                119            15,708
                                                                                                     ----------
            TOTAL PURCHASED OPTIONS
            (Cost $56,649)                                                                               56,202
                                                                                                     ----------





See accompanying notes to financial statements.
                                       23

 YIELDQUEST TAX-EXEMPT BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

   % OF
NET ASSETS  DESCRIPTION                                                            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------
     6.46%  SHORT-TERM INVESTMENT
            Dreyfus Tax Exempt Cash Management Fund, 0.110% (f)                       601,856        $  601,856
                                                                                                     ----------
            TOTAL SHORT-TERM INVESTMENT
            (Cost $601,856)                                                                             601,856
                                                                                                     ----------

   106.85%  TOTAL INVESTMENTS
            (Cost $9,455,423)                                                                         9,960,176
                                                                                                     ----------

   (6.85)%  NET OTHER ASSETS (LIABILITIES)                                                             (638,399)
                                                                                                     ----------

   100.00%  NET ASSETS                                                                               $9,321,777
                                                                                                     ----------



                                                                                 PRINCIPAL
                                                                              ---------------
    21.08%  U.S. TREASURY SECURITIES SOLD SHORT
            U.S. Treasury Note, 0.875%, 01/31/2012                      $           1,950,000         1,964,853
                                                                                                     ----------
            TOTAL U.S. TREASURY SECURITIES SOLD SHORT
            (Proceeds $1,953,824)                                                                    $1,964,853
                                                                                                     ----------





                                                            MARKET                        UNREALIZED
                                        LOCAL CURRENCY      VALUE      SETTLEMENT DATE   GAIN/(LOSS)
                                        --------------   -----------   ---------------   -----------
          FOREIGN CURRENCY
            COUNTERPARTY: BANK OF NEW YORK
          TO BUY:
          Brazilian Real                     160,458        $ 94,230       11/05/2010        $   230
          Brazilian Real                      96,566          56,709       11/05/2010           (685)
          Canadian Dollar                     55,000          53,918       11/05/2010            727
          Canadian Dollar                     77,592          76,066       11/05/2010           (259)
                                                                                             -------
                                                                                                  13
                                                                                             -------
          TO SELL:
          Brazilian Real                      96,566          56,709       11/05/2010          1,011
          British Sterling Pound              80,845         129,535       11/05/2010         (1,101)
          Canadian Dollar                     77,592          76,066       11/05/2010          1,179
          Japanese Yen                    12,292,970         152,773       11/05/2010         (3,054)
          New Zealand Dollar                 255,395         194,591       11/05/2010         (2,107)
                                                                                             -------
                                                                                              (4,072)
                                                                                             -------
          TOTAL FOREIGN CURRENCY
          COUNTERPARTY: BANK OF NEW YORK                                                     $(4,059)
                                                                                             -------


                                                                           NOTIONAL       UNREALIZED
                                                          CONTRACTS         VALUE        GAIN/(LOSS)
                                                         -----------   ---------------   -----------
          FUTURES CONTRACTS PURCHASED
          E-Mini Crude Oil, expires 11/18/2010                     7     $    284,531        $   474
          S&P 500 E-Mini, expires 12/17/2010                       2          117,530            440
                                                                                             -------
                                                                                                 914
                                                                                             -------
          FUTURES CONTRACTS SOLD SHORT
          90 Day Euro$, expires 12/17/2012                       295      295,000,000            339
          U.S. 5 Year Note, expires 12/31/2010                    24        2,400,000         (5,231)
                                                                                             -------
                                                                                              (4,892)
                                                                                             -------
          TOTAL                                                                              $(3,978)
                                                                                             -------





See accompanying notes to financial statements.
                                       24

 YIELDQUEST TAX-EXEMPT BOND FUND
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2010

-------

(a)    All or a portion of the security is pledged as collateral for securities sold short.
(b)    All or a portion of the security is segregated in connection with forward currency and futures contracts.
(c)    Default Resolution
(d)    Variable rate security
(e)    Non-income producing security.
(f)    Rate represents effective yield.

AGM    Assured Guaranty Municipal Corp.
AMBAC  Insured by American Municipal Bond Assurance Corp.
COP    Certificate of Participation
EMTN   Euro Medium Term Note
ETF    Exchange-Traded Fund
FGIC   Insured by Financial Guaranty Insurance Co.
GO     General Obligation
NZD    New Zealand Dollar
SPDR   S&P Depositary Receipts
XLCA   Insured by XL Capital Assurance




See accompanying notes to financial statements.
                                       25

 STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010



                                                     YIELDQUEST             YIELDQUEST             YIELDQUEST
                                                     CORE EQUITY         TOTAL RETURN BOND       TAX-EXEMPT BOND
                                                        FUND                   FUND                   FUND
ASSETS:
Investments, at cost                                $  3,934,513           $  27,441,138          $  9,455,423
                                                --------------------   --------------------   --------------------
Investments in securities, at value                 $  4,579,908           $  25,218,921          $  9,960,176
Cash                                                      15,804                 340,955                53,139
Cash held as collateral                                  488,207               3,682,525             1,114,330
Foreign currency, at value (Cost $22,917 and
  $236,687, respectively)                                 25,853                 246,934                    --
Unrealized gain on forward foreign
  exchange contracts                                       1,048                  12,166                 3,147
Interest and dividends receivable                             72                 529,529               132,567
Receivable for securities sold                           133,000                 631,729               163,612
Receivable due from investment advisor, net               17,008                  37,457                15,773
Prepaid expenses and other assets                            184                   4,070                 1,830
                                                --------------------   --------------------   --------------------
  TOTAL ASSETS                                         5,261,084              30,704,286            11,444,574
                                                --------------------   --------------------   --------------------
LIABILITIES:
Foreign currencies payable to custodian, at
  value (cost $22,635)                                        --                      --                24,617
Payable for securities purchased                          44,878                  73,252                19,441
Payable for interest and dividends on
  securities sold short                                      692                      --                 4,952
Variation margin on futures contracts                     15,921                 170,412                55,853
Securities sold short, at value (proceeds
  $712,482, $0 and $1,953,824, respectively)             687,172                      --             1,964,853
Unrealized loss on forward foreign
  exchange contracts                                       7,349                 264,109                 7,206
Accrued expenses and other payables:
  Distribution and service
     fees -- Investor Class                                   74                     276                    50
  Other accrued expenses                                  23,309                 119,401                45,825
                                                --------------------   --------------------   --------------------
  TOTAL LIABILITIES                                      779,395                 627,450             2,122,797
                                                ====================   ====================   ====================
NET ASSETS                                          $  4,481,689           $  30,076,836          $  9,321,777
                                                ====================   ====================   ====================
NET ASSETS CONSIST OF:
                                                --------------------   --------------------   --------------------
Paid capital                                        $ 19,573,659           $ 137,017,687          $ 48,280,076
Undistributed net investment income (loss)                    --                  22,720                 6,108
Accumulated net realized gain (loss) on
  investments, short positions, futures,
  forward foreign exchange contracts and
  translation of assets and liabilities
  denominated in foreign currency                    (15,792,327)           (104,482,472)          (39,448,137)
Net unrealized appreciation (depreciation) on
  investments, short positions, futures,
  forward foreign exchange contracts and
  translation of assets and liabilities
  denominated in foreign currency                        700,357              (2,481,099)              483,730
                                                --------------------   --------------------   --------------------
NET ASSETS                                          $  4,481,689           $  30,076,836          $  9,321,777
                                                ====================   ====================   ====================
NET ASSETS
  Institutional Class                               $  4,226,720           $  29,505,956          $  9,153,022
  Investor Class                                         254,969                 570,880               168,755
                                                --------------------   --------------------   --------------------
TOTAL                                               $  4,481,689           $  30,076,836          $  9,321,777
                                                ====================   ====================   ====================
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER AUTHORIZED, NO PAR VALUE)
  Institutional Class                                    791,984               4,574,964             1,272,888
  Investor Class                                          48,027                  88,459                23,445
                                                --------------------   --------------------   --------------------
TOTAL                                                    840,011               4,663,423             1,296,333
                                                ====================   ====================   ====================
NET ASSET VALUE, OFFERING & REDEMPTION PRICE
  PER SHARE
  (NET ASSETS DIVIDED BY SHARES OUTSTANDING)
  Institutional Class                               $       5.34           $        6.45          $       7.19
                                                ====================   ====================   ====================
  Investor Class                                    $       5.31           $        6.45          $       7.20
                                                ====================   ====================   ====================





See accompanying notes to financial statements.
                                       26

 STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010



                                                     YIELDQUEST             YIELDQUEST             YIELDQUEST
                                                     CORE EQUITY         TOTAL RETURN BOND       TAX-EXEMPT BOND
                                                        FUND                   FUND                   FUND
INVESTMENT INCOME:
Dividend income                                       $  35,609             $ 1,206,640            $   395,395
Interest income                                              --               2,198,665                759,453
Less: Foreign withholding taxes                            (432)                     --                     --
                                                --------------------   --------------------   --------------------
  TOTAL INVESTMENT INCOME                                35,177               3,405,305              1,154,848
                                                --------------------   --------------------   --------------------
OPERATING EXPENSES:
Investment advisory fees                                 58,283                 396,463                154,399
Administration fees                                       1,619                  18,479                  7,196
Distribution and Service
  fees -- Investor Class                                  3,778                  14,453                  1,206
Fund accounting fees                                     15,821                 152,607                 58,577
Custodian fees                                           56,436                 130,922                 85,359
Transfer agent fees                                      35,556                 144,045                 55,560
Trustees' fees                                            2,578                  34,302                 14,120
Registration fees                                        48,258                  76,109                 73,482
Audit fees                                                4,357                  40,190                 12,153
Legal fees                                                4,153                  63,512                 14,079
Printing and mailing expenses                             5,036                  67,040                 20,000
Interest expense                                            638                     389                    814
Interest and dividend expense, securities
  sold short                                             39,571                 514,500                257,854
Other expenses                                            3,566                  41,492                 30,127
                                                --------------------   --------------------   --------------------
  TOTAL OPERATING EXPENSES                              279,650               1,694,503                784,926
  Less: Expenses waived and reimbursed                 (165,605)               (634,305)              (318,315)
                                                --------------------   --------------------   --------------------
  NET OPERATING EXPENSES                                114,045               1,060,198                466,611
                                                --------------------   --------------------   --------------------
NET INVESTMENT INCOME (LOSS)                            (78,868)              2,345,107                688,237
                                                --------------------   --------------------   --------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Security transactions                                 123,552                (922,886)              (332,840)
  Futures contracts                                     (83,554)             (3,722,873)              (953,245)
  Securities sold short                                 153,511                (565,927)              (232,282)
  Distributions of realized gains from other
     investment companies                                21,354                  17,176                  5,416
  Forward and foreign currency transactions             (50,307)               (115,225)                63,800
  Payment by affiliates (Note 3)                            700                      --                     --
                                                --------------------   --------------------   --------------------
NET REALIZED GAIN (LOSS)                                165,256              (5,309,735)            (1,449,151)
                                                --------------------   --------------------   --------------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                                (109,436)             (3,542,967)            (2,435,895)
  Futures contracts                                      78,978                 158,113                129,008
  Securities sold short                                (284,957)                548,221                287,095
  Forward currency contracts                             (5,500)                  9,985                 (7,754)
  Translation of assets and liabilities in
     foreign currencies                                   2,945                   4,516                 (1,960)
                                                --------------------   --------------------   --------------------
NET CHANGE IN UNREALIZED (DEPRECIATION)                (317,970)             (2,822,132)            (2,029,506)
                                                --------------------   --------------------   --------------------
  NET REALIZED AND UNREALIZED (LOSS)                   (152,714)             (8,131,867)            (3,478,657)
                                                --------------------   --------------------   --------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(231,582)            $(5,786,760)           $(2,790,420)
                                                ====================   ====================   ====================





See accompanying notes to financial statements.
                                       27

 STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2010


                                                  YIELDQUEST CORE EQUITY FUND                YIELDQUEST TOTAL RETURN BOND FUND

                                               Year ended             Year ended             Year ended             Year ended
                                               October 31,            October 31,            October 31,            October 31,
                                                  2010                   2009                   2010                   2009
OPERATIONS:
Net investment income (loss)                   $   (78,868)           $   198,486           $  2,345,107           $  10,034,420
Net realized gain (loss) from
  investments, futures contracts,
  securities sold short, swaps and
  forward and foreign
  currency transactions                            165,256             (2,637,599)            (5,309,735)            (53,956,546)
Net change in unrealized appreciation
  (depreciation) on investments, futures
  contracts, securities sold short,
  swaps, forward currency contracts and
  translation of assets and liabilities
  in foreign currency                             (317,970)              (832,675)            (2,822,132)             44,707,258
                                          --------------------   --------------------   --------------------   --------------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 (231,582)            (3,271,788)            (5,786,760)                785,132
                                          --------------------   --------------------   --------------------   --------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Institutional Class                              (19,134)            (1,174,396)            (2,273,174)            (11,585,594)
  Investor Class                                    (5,450)               (21,775)              (135,607)               (905,073)
                                          --------------------   --------------------   --------------------   --------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (24,584)            (1,196,171)            (2,408,781)            (12,490,667)
                                          --------------------   --------------------   --------------------   --------------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
INSTITUTIONAL CLASS
  Net proceeds from shares sold                  3,956,032              1,681,816              6,665,651              16,598,001
  Net proceeds from reorganization
     (Note 6)                                           --                     --                     --               6,128,551
  Reinvestment of distributions                     19,034              1,174,396              2,241,481              11,471,198
  Cost of shares redeemed                       (2,777,031)            (7,830,385)           (66,320,595)           (114,587,348)
                                          --------------------   --------------------   --------------------   --------------------
TOTAL INSTITUTIONAL CLASS                        1,198,035             (4,974,173)           (57,413,463)            (80,389,598)
                                          --------------------   --------------------   --------------------   --------------------
INVESTOR CLASS
  Net proceeds from shares sold                    286,260              1,368,071              1,113,860              11,842,662
  Net proceeds from reorganization
     (Note 6)                                           --                     --                     --                 326,742
  Reinvestment of distributions                      5,450                 20,845                103,741                 554,675
  Cost of shares redeemed                       (1,406,926)              (174,877)            (5,820,538)            (12,598,069)
                                          --------------------   --------------------   --------------------   --------------------
TOTAL INVESTOR CLASS                            (1,115,216)             1,214,039             (4,602,937)                126,010
                                          --------------------   --------------------   --------------------   --------------------
CHANGE IN NET ASSETS FROM SHARE
  TRANSACTIONS OF BENEFICIAL INTEREST               82,819             (3,760,134)           (62,016,400)            (80,263,588)
                                          --------------------   --------------------   --------------------   --------------------
CHANGE IN NET ASSETS                              (173,347)            (8,228,093)           (70,211,941)            (91,969,123)
NET ASSETS:
Beginning of period                              4,655,036             12,883,129            100,288,777             192,257,900
END OF PERIOD                                  $ 4,481,689            $ 4,655,036           $ 30,076,836           $ 100,288,777
                                          ====================   ====================   ====================   ====================
UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                                $        --            $        --           $     22,720           $      91,913
                                          ====================   ====================   ====================   ====================
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
  Issued                                           694,260                329,020                913,286               2,376,309
  Issued from reorganization (Note 6)                   --                     --                     --                 870,252
  Reinvested                                         3,265                265,101                312,572               1,688,077
  Redeemed                                        (520,204)            (1,976,189)            (9,392,626)            (16,781,625)
                                          --------------------   --------------------   --------------------   --------------------
TOTAL INSTITUTIONAL CLASS SHARES                   177,321             (1,382,068)            (8,166,768)            (11,846,987)
                                          --------------------   --------------------   --------------------   --------------------
INVESTOR CLASS
  Issued                                            48,591                285,179                152,670               1,835,091
  Issued from reorganization (Note 6)                   --                     --                     --                  46,359
  Reinvested                                           937                  4,716                 14,500                  82,128
  Redeemed                                        (273,492)               (36,737)              (841,724)             (1,900,018)
                                          --------------------   --------------------   --------------------   --------------------
TOTAL INVESTOR CLASS SHARES                       (223,964)               253,158               (674,554)                 63,560
                                          --------------------   --------------------   --------------------   --------------------
CHANGE IN SHARES                                   (46,643)            (1,128,910)            (8,841,322)            (11,783,427)
                                          ====================   ====================   ====================   ====================





See accompanying notes to financial statements.
                                       28

 STATEMENTS OF CHANGES IN NET ASSETS




                                                        YIELDQUEST TAX-EXEMPT BOND FUND

                                                       Year ended             Year ended
                                                       October 31,            October 31,
                                                          2010                   2009
OPERATIONS:
Net investment income (loss)                          $    688,237           $  2,897,307
Net realized gain (loss) from investments,
  futures contracts, securities sold short,
  swaps and forward and foreign
  currency transactions                                 (1,449,151)           (17,311,992)
Net change in unrealized appreciation
  (depreciation) on investments, futures
  contracts, securities sold short, swaps,
  forward currency contracts and translation of
  assets and liabilities in foreign currency            (2,029,506)            14,126,769
                                                  --------------------   --------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS          (2,790,420)              (287,916)
                                                  --------------------   --------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Institutional Class                                     (700,499)            (3,235,352)
  Investor Class                                            (8,053)               (39,840)
                                                  --------------------   --------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (708,552)            (3,275,192)
                                                  --------------------   --------------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
INSTITUTIONAL CLASS
  Net proceeds from shares sold                          2,024,371             11,332,051
  Net proceeds from reorganization (Note 6)                     --                     --
  Reinvestment of distributions                            681,928              3,203,770
  Cost of shares redeemed                              (39,773,546)           (64,436,113)
                                                  --------------------   --------------------
TOTAL INSTITUTIONAL CLASS                              (37,067,247)           (49,900,292)
                                                  --------------------   --------------------
INVESTOR CLASS
  Net proceeds from shares sold                             90,800                989,598
  Net proceeds from reorganization (Note 6)                     --                     --
  Reinvestment of distributions                              7,377                 30,811
  Cost of shares redeemed                                 (352,928)              (923,311)
                                                  --------------------   --------------------
TOTAL INVESTOR CLASS                                      (254,751)                97,098
                                                  --------------------   --------------------
CHANGE IN NET ASSETS FROM SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST                                  (37,321,998)           (49,803,194)
                                                  --------------------   --------------------
CHANGE IN NET ASSETS                                   (40,820,970)           (53,366,302)
NET ASSETS:
Beginning of period                                     50,142,747            103,509,049
END OF PERIOD                                         $  9,321,777           $ 50,142,747
                                                  ====================   ====================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)            $      6,108           $     28,625
                                                  ====================   ====================
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
  Issued                                                   248,712              1,380,317
  Issued from reorganization (Note 6)                           --                     --
  Reinvested                                                84,637                390,699
  Redeemed                                              (4,944,491)            (8,027,380)
                                                  --------------------   --------------------
TOTAL INSTITUTIONAL CLASS SHARES                        (4,611,142)            (6,256,364)
                                                  --------------------   --------------------
INVESTOR CLASS
  Issued                                                    11,097                127,187
  Issued from reorganization (Note 6)                           --                     --
  Reinvested                                                   925                  3,769
  Redeemed                                                 (44,432)              (111,851)
                                                  --------------------   --------------------
TOTAL INVESTOR CLASS SHARES                                (32,410)                19,105
                                                  --------------------   --------------------
CHANGE IN SHARES                                        (4,643,552)            (6,237,259)
                                                  ====================   ====================






See accompanying notes to financial statements.
                                       29

 STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 2010



                                                     YIELDQUEST             YIELDQUEST             YIELDQUEST
                                                     CORE EQUITY         TOTAL RETURN BOND       TAX-EXEMPT BOND
                                                        FUND                   FUND                   FUND
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
  Net investment income (loss)                      $    (78,868)          $  2,345,107           $    688,237
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME
  TO NET CASH AND FOREIGN CURRENCY PROVIDED BY
  OPERATING ACTIVITIES
  Purchase of investment securities                  (15,022,604)           (70,892,280)           (28,792,608)
  Proceeds from disposition of
     investment securities                            17,071,798            158,324,736             77,368,697
  Net sales (purchases) of short
     term securities                                  (1,407,782)           (10,439,649)            (4,785,967)
  Net amortization                                            --                (87,883)               185,328
  Return of capital from investments                      84,373                283,964                 32,672
  Increase in cash held as collateral                   (111,802)            (1,994,670)              (142,707)
  Decrease in interest and
     dividends receivable                                    284                528,686                444,135
  Decrease in reclaims receivable                            283                     --                     --
  Decrease in receivable for securities sold             191,419              9,012,726              2,663,223
  Increase in variation margin on
     futures contracts                                   (82,758)              (166,690)              (262,333)
  Increase in receivable due from advisor, net            (9,701)                (3,623)                (5,844)
  Decrease in prepaid expenses and
     other assets                                         12,057                 35,014                 35,719
  Decrease in securities sold short                     (405,532)           (12,250,570)            (8,778,471)
  Decrease in distribution and service fees                 (361)                (1,428)                   (92)
  Decrease in payable for securities purchased          (109,953)            (6,436,071)               (35,986)
  Mark-to-market on realized and unrealized
     gain (loss) on forward and foreign
     currency transactions                               (47,362)              (110,709)                61,840
  Increase (Decrease) in unrealized
     appreciation/(depreciation) and realized
     gain (loss) on securities sold short               (131,446)               (17,706)                54,813
  Decrease in unrealized appreciation
     (depreciation) and realized gain (loss)
     on futures contracts                                 (4,576)            (3,564,760)              (824,237)
  Realized gain distributions received from
     other investment companies                           21,354                 17,176                  5,416
  Payment by affiliates                                      700                     --                     --
  Decrease in payable for interest and
     dividend expense on securities sold short              (285)               (15,588)               (89,078)
  Increase (Decrease) in other
     accrued expenses                                      6,225                 78,657                 (3,090)
                                                --------------------   --------------------   --------------------
Net cash and foreign currency provided (used)
  by operating activities                           $    (24,537)          $ 64,644,439           $ 37,819,667
                                                --------------------   --------------------   --------------------
CASH FLOWS USED BY FINANCING ACTIVITIES
  Proceeds from shares sold                            4,244,272              7,779,511              2,115,171
  Payment of shares redeemed                          (4,183,957)           (72,243,184)           (40,541,274)
  Distributions paid in cash                                (100)               (63,559)               (19,247)
                                                --------------------   --------------------   --------------------
  Net cash flow provided (used) by
     financing activities                           $     60,215           $(64,527,232)          $(38,445,350)
                                                --------------------   --------------------   --------------------
  Net increase/(decrease) in cash and
     foreign currency                               $     35,678           $    117,207           $   (625,683)
                                                --------------------   --------------------   --------------------
CASH AND FOREIGN CURRENCY
  Beginning of the period                                  5,979                470,682                654,205
  End of the period                                 $     41,657           $    587,889           $     28,522
                                                ====================   ====================   ====================





See accompanying notes to financial statements.
                                       30

 NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION
YieldQuest Funds Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on May 9, 2005 and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one series and classes. These notes to financial statements relate to the three portfolios of the Trust (individually referred to as "Fund", or collectively as the "Funds") which are presented herein:

-------------------------------------------------------------------------------------------------
PORTFOLIO NAME                           DIVERSIFICATION   INVESTMENT OBJECTIVE
--------------------------------------- ----------------- ---------------------------------------
YieldQuest Core Equity Fund (1)          diversified       Long-term capital appreciation and,
("Core Equity Fund")                                       secondarily, income
--------------------------------------- ----------------- ---------------------------------------
YieldQuest Total Return Bond Fund (1)    diversified       Total return, comprised of both income
("Total Return Bond Fund")                                 and capital appreciation
--------------------------------------- ----------------- ---------------------------------------
YieldQuest Tax-Exempt Bond Fund (1)      diversified       Maximize current tax-exempt income
("Tax-Exempt Bond Fund")
--------------------------------------- ----------------- ---------------------------------------



((1))  Commenced operations on November 1, 2005.


The Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund each offers two classes of shares: Institutional Class Shares and Investor Class Shares. Each class of shares has identical rights and privileges except with respect to distribution and administrative service fees. The Investor Class Shares commenced operations on February 28, 2008.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are designed to be in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the period. Actual results could differ from these estimates.

Security Valuation -- Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makers, or pricing services. NASDAQ traded securities are valued at the NASDAQ Official Closing Price. Certain securities or investments for which daily market quotations are not readily available may be valued by YieldQuest Advisors, LLC (the "Advisor"), pursuant to guidelines established by the Board of Trustees of the Trust (the "Board"). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures contracts and options on futures contracts are valued at the settlement price determined by the applicable exchange. Securities for which market quotes are not readily available are valued at a fair value as determined in good faith by the Advisor. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at a fair value as determined in good faith by the Advisor, according to procedures approved by the Board. Fair value pricing may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. Fair value pricing requires subjective determinations about the value of a security. The Valuation Committee of the Board acts as a liaison between the full Board and the Advisor, with respect to the fair value pricing of securities held in the Funds' portfolios. The Valuation Committee is responsible for reviewing and approving the Advisor's pricing methodology for any security that is fair value priced.

As a general principle, a "fair value" of a security is an amount that a Fund might reasonably expect to realize upon its current sale. There is no single standard for determining a fair value of a security. Rather, in determining a fair value of a security, the Advisor may take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine a fair value of the security; (iv) the recommendation of the Portfolio Manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds;
(vi) the extent to which a fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor, and (vii) the liquidity or illiquidity of the market for the security.

Fair Value Measurements -- As described above, the fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

       - Level 1 -- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

       - Level 2 -- Observable inputs other than quoted prices included in level
                    1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

       - Level 3 -- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the Funds' holdings as of October 31, 2010, as categorized under the three-tier hierarchy of inputs:

                                                                                      LEVEL 3
                                                                        LEVEL 2     SIGNIFICANT
                                                           LEVEL 1    SIGNIFICANT    UNOBSERV-
                                                           QUOTED      OBSERVABLE       ABLE
FUNDS                                         TOTAL         PRICE        INPUTS        INPUTS
----------------------------------------   -----------   ----------   -----------   -----------
CORE EQUITY FUND
  Investments in Securities*               $ 4,548,223   $4,548,223   $        --       $--
  Asset Derivatives
     Equity Contracts                           51,670       51,670            --        --
     Interest Rate Contracts                    15,918       15,918            --        --
     Foreign Exchange Contracts                  1,048           --         1,048        --
     Other Contracts                             6,395        6,395            --        --
                                           -----------   ----------   -----------       ---
     Total Assets                          $ 4,623,254   $4,622,206   $     1,048       $--
                                           -----------   ----------   -----------       ---
  Securities Sold Short                    $  (687,172)  $ (687,172)  $        --       $--
  Liability Derivatives
     Equity Contracts                           (2,637)      (2,637)           --        --
     Interest Rate Contracts                    (6,533)      (6,533)           --        --
     Foreign Exchange Contracts                 (7,349)          --        (7,349)       --
     Other Contracts                              (112)        (112)           --        --
                                           -----------   ----------   -----------       ---
     Total Liabilities                     $  (703,803)  $ (696,454)  $    (7,349)      $--
                                           -----------   ----------   -----------       ---

TOTAL RETURN BOND FUND
  Corporate Bonds                          $11,319,733   $       --   $11,319,733       $--
  Collateralized Mortgage Obligations           17,274           --        17,274        --
  U.S. Government & Agency                     341,928           --       341,928        --
  Foreign Bonds                              5,727,133           --     5,727,133        --
  Municipal Bonds                            3,040,588           --     3,040,588        --
  Taxable Municipal Bonds                    3,007,396           --     3,007,396        --
  Preferred Stocks*                            123,536      123,536            --        --
  Exchange Traded/Closed-End Funds*            654,661      654,661            --        --
  Short-Term Investments                       770,534       95,687       674,847        --
  Asset Derivatives
     Equity Contracts                           64,897       64,897            --        --
     Interest Rate Contracts                   117,373      117,373            --        --
     Foreign Exchange Contracts                 12,166           --        12,166        --
     Other Contracts                            41,363       41,363            --        --
                                           -----------   ----------   -----------       ---
     Total Assets                          $25,238,582   $1,097,517   $24,141,065       $--
                                           -----------   ----------   -----------       ---
  Liability Derivatives
     Interest Rate Contracts               $   (38,252)  $  (38,252)  $        --       $--
     Foreign Exchange Contracts               (264,109)          --      (264,109)       --
                                           -----------   ----------   -----------       ---
     Total Liabilities                     $  (302,361)  $  (38,252)  $  (264,109)      $--
                                           -----------   ----------   -----------       ---




*    See Schedule of Investments for industry and security type breakout.

                                                                                      LEVEL 3
                                                                        LEVEL 2     SIGNIFICANT
                                                            LEVEL 1   SIGNIFICANT    UNOBSERV-
                                                            QUOTED     OBSERVABLE       ABLE
FUNDS                                           TOTAL        PRICE       INPUTS        INPUTS
------------------------------------------   -----------   --------   -----------   -----------
TAX-EXEMPT BOND FUND
  Municipal Bonds                            $ 9,103,585   $     --   $ 9,103,585       $--
  Foreign Bonds                                  196,471         --       196,471        --
  Preferred Stock                                  2,062      2,062            --        --
  Short-Term Investment                          601,856    601,856            --        --
  Asset Derivatives
     Equity Contracts                             16,148     16,148            --        --
     Interest Rate Contracts                      30,285     30,285            --        --
     Foreign Exchange Contracts                    3,147         --         3,147        --
     Other Contracts                              11,022     11,022            --        --
                                             -----------   --------   -----------       ---
     Total Assets                            $ 9,964,576   $661,373   $ 9,303,203       $--
                                             -----------   --------   -----------       ---
  Securities Sold Short                      $(1,964,853)  $     --   $(1,964,853)      $--
  Liability Derivatives
     Interest Rate Contracts                      (5,231)    (5,231)           --        --
     Foreign Exchange Contracts                   (7,206)        --        (7,206)       --
                                             -----------   --------   -----------       ---
     Total Liabilities                       $(1,977,290)  $ (5,231)  $(1,972,059)      $--
                                             -----------   --------   -----------       ---



At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

New Accounting Pronouncement -- In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures. There was no significant movement between Levels 1 and 2 during the period.

Disclosures about Derivative Instruments and Hedging Activities -- The Trust has adopted Disclosures about Derivative Instruments and Hedging Activities.

The following is a summary of the location of derivatives on the Funds' Statements of Assets and Liabilities as of October 31, 2010:

                                            LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
                                   ---------------------------------------------------------------------
DERIVATIVE TYPE                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------------
Equity contracts                   Investments in securities, at       Payable: Variation margin
                                     value
--------------------------------------------------------------------------------------------------------
Interest rate contracts            Investments in securities, at       Payable: Variation margin
                                     value
--------------------------------------------------------------------------------------------------------
Foreign exchange contracts         Unrealized gain on forward          Payable: Variation margin
                                     foreign exchange contracts        Unrealized loss on forward
                                                                         foreign exchange contracts
--------------------------------------------------------------------------------------------------------
Other contracts                                                        Payable: Variation margin


The following is a summary of each Fund's derivative instrument holdings categorized by primary risk exposure as of October 31, 2010:

                                                 ASSET DERIVATIVE INVESTMENTS VALUE
                            ----------------------------------------------------------------------------
                                                            INTEREST                FOREIGN
                             TOTAL VALUE AT      EQUITY       RATE       CREDIT     EXCHANGE     OTHER
FUND                        OCTOBER 31, 2010   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS
--------------------------------------------------------------------------------------------------------
Core Equity                     $  75,031       $ 51,670*   $ 15,918      $--      $   1,048    $ 6,395
Total Return Bond                 235,799         64,897*    117,373*      --         12,166     41,363*
Tax-Exempt Bond                    60,602         16,148*     30,285*      --          3,147     11,022*
--------------------------------------------------------------------------------------------------------
Total                           $ 371,432       $132,715    $163,576      $--      $  16,361    $58,780
                            ----------------------------------------------------------------------------


                                               LIABILITY DERIVATIVE INVESTMENTS VALUE
                            ----------------------------------------------------------------------------
                                                            INTEREST                FOREIGN
                             TOTAL VALUE AT      EQUITY       RATE       CREDIT     EXCHANGE     OTHER
FUND                        OCTOBER 31, 2010   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS
--------------------------------------------------------------------------------------------------------
Core Equity                     $ (16,631)      $ (2,637)*  $ (6,533)*    $--      $  (7,349)   $  (112)*
Total Return Bond                (302,361)            --     (38,252)*     --       (264,109)        --
Tax-Exempt Bond                   (12,437)            --      (5,231)*     --         (7,206)        --
--------------------------------------------------------------------------------------------------------
Total                           $(331,429)      $ (2,637)   $(50,016)     $--      $(278,664)   $  (112)
                            ----------------------------------------------------------------------------




*    Includes cumulative appreciation/depreciation of futures contracts as reported in
     Schedule of Investments/footnotes. Only current day's variation margin is reported within the Statement of Assets & Liabilities.


The following is a summary of the location of derivative investments on the Funds' Statements of Operations as of October 31, 2010:

DERIVATIVE TYPE              LOCATION OF GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------
Equity contracts             Net realized gain (loss) on Security transactions
                             Net realized gain (loss) on Futures contracts
                             Net realized gain (loss) on Written option transactions
                             Change in net unrealized appreciation (depreciation) on Security transactions
                             Change in net unrealized appreciation (depreciation) on Futures contracts

---------------------------------------------------------------------------------------------

DERIVATIVE TYPE              LOCATION OF GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------

Interest rate contracts      Net realized gain (loss) on Security transactions
                             Net realized gain (loss) on Futures contracts
                             Change in net unrealized appreciation (depreciation) on Futures contracts
                             Change in net unrealized appreciation (depreciation) on Security transactions
---------------------------------------------------------------------------------------------

Credit contracts             Net realized gain (loss) on Swap agreements
                             Change in net unrealized appreciation (depreciation) on Swap agreements
---------------------------------------------------------------------------------------------

Foreign exchange contracts   Net realized gain (loss) of Futures contracts
                             Net realized gain (loss) on Forward and foreign currency
                               transactions
                             Change in net unrealized appreciation (depreciation) of Futures contracts
                             Change in net unrealized appreciation (depreciation) Forward currency contracts
---------------------------------------------------------------------------------------------

Other contracts              Net realized gain (loss) of Futures contracts
                             Change in net unrealized appreciation (depreciation) of Futures contracts


The following is a summary of the Funds' realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2010:

                                            REALIZED GAIN (LOSS) ON DERIVATIVE INVESTMENTS
                                              RECOGNIZED IN THE STATEMENTS OF OPERATIONS
                            -----------------------------------------------------------------------------
                                                            INTEREST                 FOREIGN
                                              EQUITY          RATE        CREDIT     EXCHANGE     OTHER
FUND                            TOTAL        CONTRACTS     CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS
---------------------------------------------------------------------------------------------------------
Core Equity                 $   (999,922)  $   (645,579)  $  (322,309)     $--      $ (84,069)   $ 52,035
Total Return Bond            (16,070,744)   (10,452,710)   (5,331,554)      --       (636,370)    349,890
Tax-Exempt Bond               (5,261,414)    (3,566,655)   (1,720,716)      --        (92,019)    117,976
---------------------------------------------------------------------------------------------------------
Total                       $(22,332,080)  $(14,664,944)  $(7,374,579)     $--      $(812,458)   $519,901
                            -----------------------------------------------------------------------------


                                    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE
                                        INVESTMENTS RECOGNIZED IN THE STATEMENTS OF OPERATIONS
                            -----------------------------------------------------------------------------
                                                            INTEREST                 FOREIGN
                                              EQUITY          RATE        CREDIT     EXCHANGE     OTHER
FUND                            TOTAL        CONTRACTS     CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS
---------------------------------------------------------------------------------------------------------
Core Equity                 $     67,726   $     80,743   $    (6,095)     $--      $  (3,254)   $ (3,668)
Total Return Bond                 61,334       (104,540)      122,231       --         44,747      (1,104)
Tax-Exempt Bond                   66,739        (55,428)      132,069       --         (1,246)     (8,656)
---------------------------------------------------------------------------------------------------------
Total                       $    195,799   $    (79,225)  $   248,205      $--      $  40,247    $(13,428)
                            -----------------------------------------------------------------------------



For the year ended October 31, 2010, the Funds' average volume of derivatives is as follows:

                       PURCHASED      FORWARD CURRENCY         FORWARD CURRENCY        FUTURES          FUTURES
                        OPTIONS    CONTRACTS -- PURCHASED     CONTRACTS -- SOLD     LONG POSITION   SHORT POSITION
FUND                     (COST)     (VALUE AT TRADE DATE)   (VALUE AT TRADE DATE)    (CONTRACTS)      (CONTRACTS)
----                   ---------   ----------------------   ---------------------   -------------   --------------
Core Equity Fund        $ 41,304         $   69,000               $  452,840              63               40
Total Return Bond
  Fund                   496,889          3,145,045                6,561,072              70              735
Tax-Exempt Bond Fund     168,998            729,414                  631,641              21              295


Investment Transactions and Investment Income -- Investment transactions are recorded no later than one business day after trade date throughout the period. For financial reporting purposes, investment transactions are recorded on trade dates on the last business day of the reporting period. In determining net realized gain or loss from the sale of securities, the cost of securities sold is determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses -- Expenses of the Trust which can be directly attributed to a Fund are charged to that Fund. Expenses which are not attributed to a specific Fund are allocated among the Funds in proportion to each Fund's relative net assets or other manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Federal Income Taxes -- It is the Trust's policy to comply with Subchapter M provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and any realized capital gains to its shareholders. Accordingly, no federal income tax provision is required. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years October 31, 2007 - 2010), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Cash and Cash Equivalents -- The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities.

Dividends and Distributions -- The Core Equity Fund will pay dividends from net investment income, if any, on an annual basis and will declare and pay distributions from net realized capital gains, if any, at least annually. The Total Return Bond Fund and Tax-Exempt Bond Fund will pay dividends from net investment income on a monthly basis and will declare and pay distributions from net realized capital gains, if any, at least annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of market discounts, net operating loss, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Foreign Currency Translations -- Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. For federal income tax purposes, the Funds treat as ordinary income the effect of changes in foreign exchange rates on payables and receivables arising from trade-date and settlement-date differences.

Foreign Currency Contracts -- The Funds are subject to foreign exchange risk in the normal course of pursuing its investment objective. The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Funds. The gains or losses realized upon the closing of such contracts are included in the Statement of Operations. The use of forward currency contracts by a Fund involves risks including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The market value of securities segregated for foreign currency contracts at October 31, 2010 is as follows:

Core Equity Fund                             $ 15,060
Total Return Bond Fund                        487,195
Tax-Exempt Bond Fund                          261,227


Futures Contracts -- Each Fund is subject to equity, interest, foreign exchange and other risk exposure in the normal course of pursuing its investment objectives. Each Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, a Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects a Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects a Fund to unlimited risk of loss. Cash segregated for futures is shown in the Statement of Assets and Liabilities as cash held as collateral. The market value of securities segregated for futures at October 31, 2010 is as follows:

Core Equity Fund                            $ 2,072,607
Total Return Bond Fund                       14,539,508
Tax-Exempt Bond Fund                          3,242,045


Option Contracts -- The Funds are subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Funds may write or purchase option contracts. These transactions are used to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation). The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the applicable Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements. There were no written options for the year ended October 31, 2010.

Swap Agreements -- Each Fund may enter into swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The value of swap agreements are equal to the Fund's obligation (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the position held by each party to the agreements. A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on that Fund's books and records.

Each Fund may enter into credit default swaps ("CDS"), bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation. The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. CDS are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as "unrealized gain or loss on credit default swap agreements". Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments. In addition to being exposed to the credit risk of the underlying reference entity, CDS are subject to counterparty risk, market risk and interest rate risk. CDS utilized by the Funds may not perform as expected or in a manner similar to the high-yield bond markets. A Fund will enter into CDS only with counterparties that the Advisor reasonably believes are capable of performing under the CDS. The Funds did not hold any swap agreements as of October 31, 2010.

Short Sales -- Each Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. Cash segregated for short sales is shown in the Statement of Assets and Liabilities as cash held as collateral. The market value of securities segregated for short sales at October 31, 2010 is as follows:

Core Equity Fund                            $  693,152
Total Return Bond Fund                              --
Tax-Exempt Bond Fund                         3,675,527


NOTE 3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Trust has entered into an investment advisory agreement with the Advisor on behalf of each Fund. The Advisor has overall supervisory responsibility for the general management and investment of each Fund and its securities portfolio, subject to the oversight of the Board. The following table sets forth the annual investment advisory fee rates payable by each Fund to the Advisor pursuant to the investment advisory agreement, expressed as a percentage of the Fund's average daily net assets, along with the investment advisory fees earned during the year ended October 31, 2010.

                                                     Investment      Investment       Investment
                                                      Advisory        Advisory         Advisory
                                                      Fee Rate      Fees Earned*     Fees Paid**
                                                     ----------     ------------     -----------
Core Equity Fund                                        0.99%         $ 58,283           $--
Total Return Bond Fund                                  0.59%          396,463            --
Tax-Exempt Bond Fund                                    0.59%          154,399            --



*    These figures represent the investment advisory fees accrued, excluding the effects of any fee waivers/reimbursements.
**   Net of fees waived/expenses of the Funds reimbursed by the Advisor.


The Advisor has contractually agreed to waive its investment advisory fees and/or make payments to limit certain Fund operating expenses, other than brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short, if any), 12b-1 expenses, administration expense, taxes, indirect expenses of investing in other investment companies and extraordinary or non-recurring expenses, to the amount described below under "Expense Limitation", until March 1, 2011. The expense limitations, expressed as a percentage of each Fund's average daily net assets, along with the actual investment advisory fee waivers and expense reimbursements for the year ended October 31, 2010, are disclosed in the following table:

                                                                                Investment
                                                                               Advisory Fee
                                                                 Expense         Waivers/
                                                               Limitation     Reimbursements
                                                               ----------     --------------
Core Equity Fund
  Institutional Class                                             1.19%          $135,237
  Investor Class                                                  1.54%            30,368
Total Return Bond Fund
  Institutional Class                                             0.79%           595,326
  Investor Class                                                  1.14%            38,979
Tax-Exempt Bond Fund
  Institutional Class                                             0.79%           314,124
  Investor Class                                                  1.14%             4,191


Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement.

The cumulative waiver and reimbursement amounts, if any, as of October 31, 2010 that are subject to repayment for each Fund are as follows:

                             Expiration     Expiration     Expiration     Total Available
                             10/31/2011     10/31/2012     10/31/2013      for Repayment
                             ----------     ----------     ----------     ---------------
Core Equity Fund              $ 68,701       $143,657       $165,605         $  377,963
Total Return Bond Fund         109,585        508,415        634,305          1,252,305
Tax-Exempt Bond Fund           157,375        316,694        318,315            792,384



Under the Distribution and Shareholder Services Plan, adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, each Fund will pay YieldQuest Securities, LLC (the "Distributor") an annual distribution fee of 0.25% of the average daily net assets of Investor Class Shares of such Fund as compensation for the promotion and distribution of Investor Class Shares. These fees may be used by the Distributor to pay broker-dealers, investment advisors, banks, trust companies, retirement plan administrators and other services providers which provide distribution services and shareholder and administrative support. The Funds have adopted an Administration Plan with respect to Investor Class shares, pursuant to which each Fund pays an annual fee equal to 0.10% of the average daily net assets of each Fund's Investor Class to the Distributor to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into agreements with the Distributor or the Trust. For the year ended October 31, 2010, the Distributor received $13,884 in distribution fees and $5,553 in administrative service fees paid by the Investor Class of the Funds, of which 100% of the fees were re-allowed to broker-dealers.

Subject to policies established by the Board, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. The Advisor typically executes each Fund's portfolio transactions through its affiliated broker-dealer, YieldQuest Securities, LLC, on an agency basis; while principal trades on behalf of the Funds are executed solely through independent broker-dealers. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker-dealer, clearance procedures, wire service quotations, statistical information, market and economic analysis provided by the broker or dealer to the Funds and the Advisor. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Under the 1940 Act, persons affiliated with an affiliate of the Advisor (such as YieldQuest Securities, LLC) are prohibited from dealing with the Funds as a principal in the purchase and sale of securities. Therefore, YieldQuest Securities, LLC will not serve as dealer in connection with the Funds' over-the-counter transactions. However, YieldQuest Securities, LLC may serve as broker in the Funds' over-the-counter transactions conducted on an agency basis and may receive brokerage commissions in connection with such transactions. Such transactions will be executed on a fully disclosed basis through its clearing firm. For the year ended October 31, 2010, YieldQuest Securities, LLC had received brokerage commissions of $282,596, $2,875,879 and $888,932, respectively, for the Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund. The total value of transactions generating brokerage commissions were $54,400,813, $367,730,001 and $122,495,954, respectively, for the Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund.

During the year ended October 31, 2010, the Advisor reimbursed the Core Equity Fund $700 for an inadvertent trade error.

Jay K. Chitnis, Chairman and President of the Trust, and the other officers of the Trust are also officers of the Advisor and the Distributor. The Trust does not compensate its officers or interested Trustees who are affiliated with the Advisor or Distributor. The Trust pays each non-interested Trustee an annual retainer of $19,000 and reimburses for out-of-pocket expenses.

Effective September 8, 2008, pursuant to an Administration and Accounting Service Agreement (the "Administration Agreement"), Bank of New York Mellon (US) Inc. ("BNY Mellon"), formerly PNC Global Investment Servicing (U.S.) Inc. provides administration and accounting services to the Funds. Under the Administration Agreement, the Funds pay BNY Mellon a monthly fee for their services. Pursuant to a Transfer Agency Services Agreement, BNY Mellon also provides transfer agency services to the Funds.

Contingencies and Commitments -- In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

NOTE 4. INVESTMENT TRANSACTIONS
The cost of investment purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition), for the year ended October 31, 2010 were as follows:

                                                  U.S. Government
                                                    Securities              Other Securities
                                                Purchases    Sales      Purchases        Sales
                                                ---------   ------     -----------   ------------
Core Equity Fund                                  $   --    $   --     $15,022,604   $ 17,071,798
Total Return Bond Fund                             5,810     6,283      70,886,470    158,318,453
Tax-Exempt Bond Fund                                  --        --      28,792,608     77,368,697


NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax components of dividends paid during the year ended October 31, 2010 and year ended October 31, 2009 were as follows:

                                       Ordinary    Tax-Exempt     Long-Term     Return of
                                        Income       Income     Capital Gains    Capital       Total
                                     -----------   ----------   -------------   ---------   -----------
Core Equity Fund
  2010                               $    24,584   $       --        $--           $--      $    24,584
  2009                                 1,196,171           --         --            --        1,196,171
Total Return Bond Fund
  2010                                 2,408,781           --         --            --        2,408,781
  2009                                12,490,667           --         --            --       12,490,667
Tax-Exempt Bond Fund
  2010                                    19,984      688,568         --            --          708,552
  2009                                   400,174    2,875,018         --            --        3,275,192

As of October 31, 2010 (the Fund's latest tax year end), the components of distributable earnings on a tax basis were as follows:

                            Capital Loss   Undistributed   Undistributed     Unrealized        Other
                               Carry          Ordinary       Tax-Exempt     Appreciation    Accumulated
                              Forwards         Income          Income      (Depreciation)   Differences       Total
                           -------------   -------------   -------------   --------------   -----------   -------------
Core Equity Fund           $ (15,677,512)     $    --          $   --        $   614,524      $(28,982)   $ (15,091,970)
Total Return Bond Fund      (104,488,483)      22,720              --         (2,584,031)      108,943     (106,940,851)
Tax-Exempt Bond Fund         (39,430,935)          --           6,108            457,239         9,289      (38,958,299)


The difference between book basis unrealized appreciation and depreciation is attributable primarily to tax deferral of losses on wash sales and on investments in partnerships, futures, options and forward currency contracts.

Permanent book and tax differences resulted in reclassifications for the period ended October 31, 2010 as follows:

                                                              Increase (Decrease)
                                                Increase         Undistributed       Increase (Decrease)
                                               (Decrease)        Net Investment        Accumulated Net
                                            Paid in Capital      Income (Loss)      Realized Gain (Loss)
                                            ---------------   -------------------   --------------------
Core Equity Fund                                $(96,583)           $103,452               $(6,869)
Total Return Fund                                     --              (5,519)                5,519
Tax-Exempt Bond Fund                                  --              (2,202)                2,202


These reclassifications, related to the differing treatment of short term capital gains, dividends on short sales, foreign forward currency gains and partnership activity have no effect on net assets and net asset value per share.

At October 31, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                              Net Tax
                                                               Tax             Tax          Unrealized
                                                           Unrealized      Unrealized      Appreciation
                                              Tax Cost    Appreciation   (Depreciation)   (Depreciation)
                                            -----------   ------------   --------------   --------------
Core Equity Fund                            $ 4,020,346    $  566,191      $    (6,629)     $   559,562
Total Return Fund                            27,544,070     1,666,251       (3,991,400)      (2,325,149)
Tax-Exempt Bond Fund                          9,481,914       494,969          (16,707)         478,262


At October 31, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes, which will expire in the following years:

                                        2014         2015          2016          2017         2018
                                      --------   -----------   -----------   -----------   ----------
Core Equity Fund                      $ 62,694   $        --   $11,895,697   $ 3,719,121   $       --
Total Return Bond Fund                 200,854    14,598,251    22,710,383*   57,854,923    9,124,072
Tax-Exempt Bond Fund                   303,684     4,248,042    12,628,904    19,916,807    2,333,498



*    Capital loss carryforward amount of $2,157,045 was inherited from YieldQuest
     Flexible Income Fund (see Note 6) and may be subject to IRS limitations in a given year.


NOTE 6. FUND REORGANIZATION
The Board of Trustees of the Trust approved a plan of reorganization pursuant to which the assets and identified liabilities of the YieldQuest Flexible Income Fund were transferred into the YieldQuest Total Return Bond Fund (shown below) in exchange for newly issued Institutional and Investor shares as noted below. The reorganization was a tax- free event and took place on July 15, 2009. Shareholders of the Flexible Income Fund were notified in advance of the reorganization and had the opportunity to redeem their shares before the reorganization became effective.

The following information relates to the Funds immediately prior and immediately after the consummation of the reorganization:

                                           Institutional    Institutional    Investor     Investor
      Acquired             Acquiring           Shares         Net Asset       Shares     Net Asset
        Fund                 Fund              Issued           Value         Issued       Value
-------------------    ----------------    -------------    -------------    --------    ---------
YieldQuest Flexible    YieldQuest Total
    Income Fund        Return Bond Fund       870,252           $7.04         46,359       $7.05


The conversion ratios for each Share class issued in the reorganization were as follows:

      ACQUIRED             ACQUIRING       INSTITUTIONAL    INVESTOR
        FUND                 FUND              CLASS          CLASS
--------------------------------------------------------------------
YieldQuest Flexible    YieldQuest Total
    Income Fund        Return Bond Fund        0.6625        0.6626


The following information relates to the merging and the corresponding Fund immediately prior and immediately after the consummation of the reorganization:

                                                                         SHARES     UNREALIZED
FUND                                                    NET ASSETS    OUTSTANDING    APP/(DEP)
----------------------------------------------------------------------------------------------
YieldQuest Flexible Income Fund (before
  reorganization)                                      $  6,455,293     1,383,538    $(843,046)
YieldQuest Total Return Bond Fund (before
  reorganization)                                       113,810,729    16,160,421          N/A
YieldQuest Total Return Bond Fund (after
  reorganization)                                       120,266,022    17,077,032          N/A
----------------------------------------------------------------------------------------------



NOTE 7. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events through the date the financial statements were issued.

 FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.


                                                    YIELDQUEST CORE EQUITY FUND


                                                        Institutional Class


                                                      Years Ended October 31,


                                         2010       2009       2008       2007     2006 (a)
NET ASSET VALUE, BEGINNING OF PERIOD    $ 5.26     $ 6.39     $ 12.89    $ 11.36    $ 10.00
                                       --------   --------   --------   --------   --------
Change in net assets
  from operations:
  Net investment income                  (0.07)(b)   0.14 (b)    0.44       0.28       0.13
  Net realized and unrealized gains
     (losses) on investments (c)          0.19 (b)  (0.66)(b)   (6.60)      1.41       1.29
                                       --------   --------   --------   --------   --------
  Total from investment operations        0.12      (0.52)      (6.16)      1.69       1.42
                                       --------   --------   --------   --------   --------
Distributions:
  Net investment income                  (0.04)     (0.61)      (0.34)     (0.16)     (0.06)
  Net realized capital gains
     from investments                       --         --          --         --         -- (d)
                                       --------   --------   --------   --------   --------
  Total Distributions                    (0.04)     (0.61)      (0.34)     (0.16)     (0.06)
                                       --------   --------   --------   --------   --------
Paid-in capital from redemption fees        --         --          --         -- (d)     -- (d)
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD          $ 5.34     $ 5.26     $  6.39    $ 12.89    $ 11.36
                                       ========   ========   ========   ========   ========
NET ASSETS, END OF PERIOD (000'S)       $4,227     $3,231     $12,763    $25,370    $18,782

TOTAL RETURN (E) (F)                      2.13% (g) (6.34)%    (49.06)%    14.98%     14.24%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET
  ASSETS: (H)
  Before
     expense waivers/reimbursements       4.68%      4.82%       2.88%      1.80%      2.85%
  After
     expense waivers/reimbursements       1.87%      2.63%       2.58%      1.24%      1.19%
  After expense
     waivers/reimbursements
     excluding interest expense and
     interest and dividend expense
     for securities sold short,
     if any                               1.19%      1.19%       1.19%      1.19%      1.19%
RATIOS OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS: (H)
  Before
     expense waivers/reimbursements      (4.09)%     0.87%       3.60%      1.90%     (0.29)%
  After
     expense waivers/reimbursements      (1.28)%     3.06%       3.90%      2.46%      1.37%
Portfolio turnover rate (f) (i)            258%       338%        499%       568%       455%



--------------------------------------------------------------------------------

(a)  Commenced operations on November 1, 2005.
(b)  Per share data was calculated using weighted average shares outstanding method for the period.
(c)  Includes distributions of capital gains from underlying mutual funds.
(d)  Amount represents less than $0.01 per share.
(e)  Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)  Not annualized for periods less than one year.
(g)  Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(h)  Annualized for periods less than one year.
(i)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.


                                                            YIELDQUEST CORE EQUITY FUND


                                                                  Investor Class


                                                              Years Ended October 31,


                                                            2010       2009     2008 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 5.23     $ 6.38     $ 11.36
                                                          --------   --------   --------
Change in net assets from operations:
  Net investment income                                     (0.09)(b)   0.13 (b)    0.09
  Net realized and unrealized gains (losses) on
     investments (c)                                         0.19 (b)  (0.68)(b)   (5.07)
                                                          --------   --------   --------
  Total from investment operations                           0.10      (0.55)      (4.98)
                                                          --------   --------   --------
Distributions:
  Net investment income                                     (0.02)     (0.60)         --
                                                          --------   --------   --------
  Total Distributions                                       (0.02)     (0.60)         --
                                                          --------   --------   --------
NET ASSET VALUE, END OF PERIOD                             $ 5.31     $ 5.23     $  6.38
                                                          ========   ========   ========
NET ASSETS, END OF PERIOD (000'S)                          $  255     $1,424     $   120

TOTAL RETURN (D) (E)                                         1.93% (f) (6.82)%    (43.84)%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (G)
  Before expense waivers/reimbursements                      5.03%      5.17%       2.92%
  After expense waivers/reimbursements                       2.22%      2.98%       2.56%
  After expense waivers/reimbursements excluding
     interest expense and interest and dividend expense
     for securities sold short, if any                       1.54%      1.54%       1.54%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
  ASSETS: (G)
  Before expense waivers/reimbursements                     (4.44)%     0.52%       2.89%
  After expense waivers/reimbursements                      (1.63)%     2.71%       3.25%
Portfolio turnover rate (e) (h)                               258%       338%        499%



--------------------------------------------------------------------------------

(a)  Commenced operations on February 28, 2008.
(b)  Per share data was calculated using weighted average shares outstanding method for the period.
(c)  Includes distributions of capital gains from underlying mutual funds.
(d)  Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(e)  Not annualized for periods less than one year.
(f)  Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(g)  Annualized for periods less than one year.
(h)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.


                                                 YIELDQUEST TOTAL RETURN BOND FUND


                                                        Institutional Class


                                                      Years Ended October 31,


                                         2010       2009       2008       2007     2006 (a)
NET ASSET VALUE, BEGINNING OF PERIOD    $  7.43    $  7.60   $   9.93   $  10.51   $  10.00
                                       --------   --------   --------   --------   --------
Change in net assets
  from operations:
  Net investment income                    0.25 (b)   0.53 (b)   0.63       0.54       0.41
  Net realized and unrealized gains
     (losses) on investments (c)          (0.98)(b)  (0.08)(b)  (2.29)     (0.62)      0.51
                                       --------   --------   --------   --------   --------
  Total from investment operations        (0.73)      0.45      (1.66)     (0.08)      0.92
                                       --------   --------   --------   --------   --------
Distributions:
  Net investment income                   (0.25)     (0.62)     (0.67)     (0.50)     (0.41)
  Net realized capital gains
     from investments                        --         --         --         --         -- (d)
                                       --------   --------   --------   --------   --------
  Total Distributions                     (0.25)     (0.62)     (0.67)     (0.50)     (0.41)
                                       --------   --------   --------   --------   --------
Paid-in capital from redemption fees         --         --         --         -- (d)     -- (d)
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD          $  6.45    $  7.43   $   7.60   $   9.93   $  10.51
                                       ========   ========   ========   ========   ========
NET ASSETS, END OF PERIOD (000'S)       $29,506    $94,618   $186,944   $328,496   $138,239

TOTAL RETURN (E) (F)                     (10.12)%     7.00%    (17.66)%    (0.86)%     9.31%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET
  ASSETS: (G)
  Before
     expense waivers/reimbursements        2.50%      1.78%      1.44%      0.83%      0.94%
  After
     expense waivers/reimbursements        1.56%      1.40%      1.40%      0.83%      0.79%
  After expense
     waivers/reimbursements
     excluding interest and dividend
     expense for securities sold
     short, if any                         0.79%      0.79%      0.80% (h)  0.79%      0.79%
RATIOS OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS: (G)
  Before
     expense waivers/reimbursements        2.57%      7.19%      6.75%      5.53%      4.70%
  After
     expense waivers/reimbursements        3.51%      7.57%      6.79%      5.53%      4.85%
Portfolio turnover rate (f) (i)             124%       331%       165%       220%       137%



--------------------------------------------------------------------------------

(a)  Commenced operations on November 1, 2005.
(b)  Per share data was calculated using weighted average shares outstanding method for the period.
(c)  Includes distributions of capital gains from underlying mutual funds.
(d)  Amount represents less than $0.01 per share.
(e)  Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)  Not annualized for periods less than one year.
(g)  Annualized for periods less than one year.
(h)  Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.
(i)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.


                                                              YIELDQUEST TOTAL RETURN
                                                                     BOND FUND


                                                                  Investor Class


                                                              Years Ended October 31,


                                                            2010       2009     2008 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                       $  7.43    $ 7.60     $  9.72
                                                          --------   --------   --------
Change in net assets from operations:
  Net investment income                                       0.23 (b)  0.50 (b)    0.41
  Net realized and unrealized gains (losses) on
     investments (c)                                         (0.99)(b) (0.08)(b)   (2.08)
                                                          --------   --------   --------
  Total from investment operations                           (0.76)     0.42       (1.67)
                                                          --------   --------   --------
Distributions:
  Net investment income                                      (0.22)    (0.59)      (0.45)
                                                          --------   --------   --------
  Total Distributions                                        (0.22)    (0.59)      (0.45)
                                                          --------   --------   --------
NET ASSET VALUE, END OF PERIOD                             $  6.45    $ 7.43     $  7.60
                                                          ========   ========   ========
NET ASSETS, END OF PERIOD (000'S)                          $   571    $5,671     $ 5,314

TOTAL RETURN (D) (E)                                        (10.48)%    6.62%     (17.76)%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (F)
  Before expense waivers/reimbursements                       2.85%     2.13%       1.62%
  After expense waivers/reimbursements                        1.91%     1.75%       1.56%
  After expense waivers/reimbursements excluding
     interest and dividend expense for securities sold
     short, if any                                            1.14%     1.14%       1.15% (g)
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
  ASSETS: (F)
  Before expense waivers/reimbursements                       2.22%     6.84%       6.78%
  After expense waivers/reimbursements                        3.16%     7.22%       6.84%
Portfolio turnover rate (e) (h)                                124%      331%        165%



--------------------------------------------------------------------------------

(a)  Commenced operations on February 28, 2008.
(b)  Per share data was calculated using weighted average shares outstanding method for the period.
(c)  Includes distributions of capital gains from underlying mutual funds.
(d)  Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g)  Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.
(h)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.


                                                  YIELDQUEST TAX-EXEMPT BOND FUND


                                                        Institutional Class


                                                      Years Ended October 31,


                                         2010       2009       2008       2007     2006 (a)
NET ASSET VALUE, BEGINNING OF PERIOD    $  8.44    $  8.50   $  10.09   $  10.53    $ 10.00
                                       --------   --------   --------   --------   --------
Change in net assets
  from operations:
  Net investment income                    0.21 (b)   0.38 (b)   0.42       0.40       0.31
  Net realized and unrealized gains
     (losses) on investments (c)          (1.25)(b)  (0.02)(b)  (1.58)     (0.44)      0.53
                                       --------   --------   --------   --------   --------
  Total from investment operations        (1.04)      0.36      (1.16)     (0.04)      0.84
                                       --------   --------   --------   --------   --------
Distributions:
  Net investment income                   (0.21)     (0.42)     (0.43)     (0.40)     (0.31)
  Net realized capital gains
     from investments                        --         --         --         --         -- (d)
                                       --------   --------   --------   --------   --------
  Total Distributions                     (0.21)     (0.42)     (0.43)     (0.40)     (0.31)
                                       --------   --------   --------   --------   --------
Paid-in capital from redemption fees         --         --         --         -- (d)     -- (d)
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD          $  7.19    $  8.44   $   8.50   $  10.09    $ 10.53
                                       ========   ========   ========   ========   ========
NET ASSETS, END OF PERIOD (000'S)       $ 9,153    $49,671   $103,196   $191,007    $86,199

TOTAL RETURN (E) (F)                     (12.48)%     4.46%    (11.88)%    (0.46)%     8.51%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET
  ASSETS: (G)
  Before
     expense waivers/reimbursements        3.00%      2.21%      1.70%      0.81%      1.09%
  After
     expense waivers/reimbursements        1.78%      1.72%      1.60%      0.81%      0.79%
  After expense
     waivers/reimbursements
     excluding interest and dividend
     expense for securities sold
     short, if any                         0.79%      0.79%      0.79%      0.79%      0.79%
RATIOS OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS: (G)
  Before
     expense waivers/reimbursements        1.42%      4.03%      4.16%      3.91%      3.25%
  After
     expense waivers/reimbursements        2.64%      4.52%      4.26%      3.91%      3.55%
Portfolio turnover rate (f) (h)             104%       184%       158%       152%        72%



--------------------------------------------------------------------------------

(a)  Commenced operations on November 1, 2005.
(b)  Per share data was calculated using weighted average shares outstanding method for the period.
(c)  Includes distributions of capital gains from underlying mutual funds.
(d)  Amount represents less than $0.01 per share.
(e)  Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)  Not annualized for periods less than one year.
(g)  Annualized for periods less than one year.
(h)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.


                                                               YIELDQUEST TAX-EXEMPT
                                                                     BOND FUND


                                                                  Investor Class


                                                              Years Ended October 31,


                                                            2010       2009     2008 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                       $  8.45    $ 8.52     $  9.85
                                                          --------   --------   --------
Change in net assets from operations:
  Net investment income                                       0.18 (b)  0.35 (b)    0.26
  Net realized and unrealized gains (losses) on
     investments (c)                                         (1.24)(b) (0.03)(b)   (1.33)
                                                          --------   --------   --------
  Total from investment operations                           (1.06)     0.32       (1.07)
                                                          --------   --------   --------
Distributions:
  Net investment income                                      (0.19)    (0.39)      (0.26)
                                                          --------   --------   --------
  Total Distributions                                        (0.19)    (0.39)      (0.26)
                                                          --------   --------   --------
NET ASSET VALUE, END OF PERIOD                             $  7.20    $ 8.45     $  8.52
                                                          ========   ========   ========
NET ASSETS, END OF PERIOD (000'S)                          $   169    $  472     $   313

TOTAL RETURN (D) (E)                                        (12.79)%    3.98%     (11.04)%
RATIOS/SUPPLEMENTAL DATA:
RATIOS OF EXPENSES TO AVERAGE NET ASSETS: (F)
  Before expense waivers/reimbursements                       3.35%     2.56%       1.84%
  After expense waivers/reimbursements                        2.13%     2.07%       1.72%
  After expense waivers/reimbursements excluding
     interest and dividend expense for securities sold
     short, if any                                            1.14%     1.14%       1.14%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
  ASSETS: (F)
  Before expense waivers/reimbursements                       1.07%     3.68%       4.05%
  After expense waivers/reimbursements                        2.29%     4.17%       4.17%
Portfolio turnover rate (e) (g)                                104%      184%        158%



--------------------------------------------------------------------------------

(a)  Commenced operations on February 28, 2008.
(b)  Per share data was calculated using weighted average shares outstanding method for the period.
(c)  Includes distributions of capital gains from underlying mutual funds.
(d)  Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
YIELDQUEST FUNDS

We have audited the accompanying statements of assets and liabilities of YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund, each a series of YieldQuest Funds (the "Funds"), including the schedules of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended , and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of October 31, 2010, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
DECEMBER 22, 2010

 SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholders of the YieldQuest Funds pay ongoing expenses, such as advisory fees, ongoing operating expenses, and distribution and administration expenses with respect to Investor Class shares. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs in investing in other mutual funds. THIS EXAMPLE IS BASED ON AN INVESTMENT OF $1,000 INVESTED AT THE BEGINNING OF THE PERIOD AND HELD FOR THE ENTIRE PERIOD AS INDICATED BELOW.

Actual Expenses: The first set of tables provides information about actual account values and actual expenses. The shareholder may use the information in this table, together with the amount invested, to estimate the expenses that you would have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid" to estimate the expenses paid on the account during the period.

-----------------------------------------------------------------------------------------------------------
                                        BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                      ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(A)    DURING PERIOD(A)
INSTITUTIONAL CLASS                       5/1/10         10/31/10     5/1/10 - 10/31/10   5/1/10 - 10/31/10
---------------------------------------------------- --------------- ------------------- ------------------
ACTUAL EXPENSES
---------------------------------------------------- --------------- ------------------- ------------------
Core Equity Fund                        $1,000.00        $890.00            $8.67                1.82%
---------------------------------------------------- --------------- ------------------- ------------------
Total Return Bond Fund                   1,000.00         893.90             4.15                0.87%
---------------------------------------------------- --------------- ------------------- ------------------
Tax-Exempt Bond Fund                     1,000.00         902.00             5.42                1.13%
---------------------------------------------------- --------------- ------------------- ------------------


Excluding interest expense and dividends on short positions, your actual cost of investment in the Institutional Class of the Core Equity Fund, Total Return Bond Fund and Tax-Exempt Bond Fund would be $5.67, $3.77, and $3.79, respectively.

(a) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Institutional Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.19%, 0.79%, and 0.79%, respectively.

----------------------------------------------------------------------------------------------------------
                                       BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                     ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(B)    DURING PERIOD(B)
INVESTOR CLASS                           5/1/10         10/31/10     5/1/10 - 10/31/10   5/1/10 - 10/31/10
--------------------------------------------------- --------------- ------------------- ------------------
ACTUAL EXPENSES
--------------------------------------------------- --------------- ------------------- ------------------
Core Equity Fund                       $1,000.00        $889.40            $10.33               2.17%
--------------------------------------------------- --------------- ------------------- ------------------
Total Return Bond Fund                  1,000.00         891.90              5.82               1.22%
--------------------------------------------------- --------------- ------------------- ------------------
Tax-Exempt Bond Fund                    1,000.00         900.40              7.09               1.48%
--------------------------------------------------- --------------- ------------------- ------------------


Excluding interest expense and dividends on short positions, your actual cost of investment in the Investor Class of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would be $7.33, $5.44, and $5.46, respectively.

(b) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Investor Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.54%, 1.14% and 1.14%, respectively.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second set of tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second set of tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------
                                        BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                      ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(A)    DURING PERIOD(A)
INSTITUTIONAL CLASS                       5/1/10         10/31/10     5/1/10 - 10/31/10   5/1/10 - 10/31/10
---------------------------------------------------- --------------- ------------------- ------------------
HYPOTHETICAL EXPENSES
---------------------------------------------------- --------------- ------------------- ------------------
Core Equity Fund                        $1,000.00       $1,016.03           $9.25                1.82%
---------------------------------------------------- --------------- ------------------- ------------------
Total Return Bond Fund                   1,000.00        1,020.82            4.43                0.87%
---------------------------------------------------- --------------- ------------------- ------------------
Tax-Exempt Bond Fund                     1,000.00        1,019.51            5.75                1.13%
---------------------------------------------------- --------------- ------------------- ------------------


Excluding interest expense and dividends on short positions, your actual cost of investment in the Institutional Class of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would be $6.06, $4.02, and $4.02, respectively.

(a) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Institutional Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.19%, 0.79%, and 0.79%, respectively.

----------------------------------------------------------------------------------------------------------
                                       BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                     ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD(B)    DURING PERIOD(B)
INVESTOR CLASS                           5/1/10         10/31/10     5/1/10 - 10/31/10   5/1/10 - 10/31/10
--------------------------------------------------- --------------- ------------------- ------------------
HYPOTHETICAL EXPENSES
--------------------------------------------------- --------------- ------------------- ------------------
Core Equity Fund                       $1,000.00       $1,014.27           $11.02               2.17%
--------------------------------------------------- --------------- ------------------- ------------------
Total Return Bond Fund                  1,000.00        1,019.06             6.21               1.22%
--------------------------------------------------- --------------- ------------------- ------------------
Tax-Exempt Bond Fund                    1,000.00        1,017.74             7.53               1.48%
--------------------------------------------------- --------------- ------------------- ------------------


Excluding interest expense and dividends on short positions, your actual cost of investment in the Investor class of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would be $7.83, $5.80, and $5.80, respectively.

(b) Expenses are equal to each Fund's annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Investor Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 1.54%, 1.14%, and 1.14%, respectively.

 ADDITIONAL INFORMATION (UNAUDITED)

NOTICE TO SHAREHOLDERS

The tax information set forth below for the fiscal period November 1, 2009 through October 31, 2010 is being provided to shareholders in compliance with Federal income tax law.

Each Fund designates 100%, or if subsequently different, of ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

For Federal income tax purposes, 97.18% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.

CONTROL OWNERSHIP

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval. As of the fiscal year end, the following persons were controlling persons or principal shareholders:

                                 CORE EQUITY   TOTAL RETURN   TAX-EXEMPT
                                     FUND        BOND FUND     BOND FUND
                                 -----------   ------------   ----------
Charles Schwab & Co., Inc.            88%           65%           56%
First Clearing LLC                     6%           --            --
TD Ameritrade, Inc.                   --            21%           29%
National Financial Services LLC       --            10%           11%

 APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Board of Trustees (the "Board") of the YieldQuest Funds Trust (the "Trust") met on June 17, 2010 to consider the annual renewal of the investment advisory agreement (the "Advisory Agreement") between YieldQuest Advisors, LLC (the "Advisor") and each series of the Trust, including the YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund, YieldQuest Tax-Exempt Bond Fund, YieldQuest Core Bond Fund, and YieldQuest Core Tax-Exempt Bond Fund (collectively, the "Funds" and each a "Fund"). The YieldQuest Core Bond and Core Tax-Exempt Bond Funds currently are not operational. A majority of Trustees are not interested persons (as defined in the Investment Company Act of 1940) of the Trust, the Advisor, or its affiliate YieldQuest Securities, LLC, the Trust's distributor (the "Distributor").

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum provided by Thompson Coburn LLP detailing the Board's fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement, information provided by the Advisor in response to a letter requesting materials with respect to the Advisor and its operations, and comparative information regarding each Fund's performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

1. Nature, Extent and Quality of Services Provided. The Board considered the nature, extent, and quality of services provided by the Advisor, including investment management, supervision of the Funds' operations and compliance with securities laws. The Board reviewed a description of the Advisor's business and personnel, information about its policies and practices regarding best execution, trade allocation and proxy voting. The Advisor represented to the Board that it does not cause the Funds to pay up for research services provided by broker-dealers who execute the Funds' trades. The Board noted that the Advisor has adopted a comprehensive compliance program, including a Code of Ethics and proxy voting policy, reasonably designed to ensure that the Advisor complies with federal securities laws, and that the Advisor's insurance coverage appeared to be satisfactory.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Advisor. The Trustees considered the services provided by the Advisor and the Trust's Distributor, including, among other things the fact that: (i) the salary of the Trust's CCO is borne by the Advisor, (ii) the Advisor waives advisory fees and reimburses certain operating expenses of the Funds, (iii) the Distributor waives its fees for serving as statutory distributor to the Funds, (iv) the Advisor and the Distributor pay substantial amounts each year for research services, such as access to Bloomberg, which assist the Funds' portfolio managers in managing their portfolios, (v) the Distributor provides investment advisers whose clients invest in the Funds with access to regular, intereactive conference calls with Mr. Chitnis and other market professionals where the Funds' performance and recent market events are discussed, and (vi) the Distributor provides comprehensive investment and market-related information, and also sends regular notification of dividends paid by the Funds, to these advisers. Taking into account the personnel involved in servicing the Funds, as well as the materials and services provided by the Advisor and the Distributor, the Trustees expressed their satisfaction with the quality of the services received from both the Advisor and the Distributor.

2. Investment Performance of the Fund and Advisor. The Board reviewed the investment performance information of each Fund and compared it to the performance of comparable private accounts managed by the Advisor and each Fund's respective Morningstar category comprised of funds with comparable investment objectives and of a similar size (the "peer groups"). The Board noted that each of the Core Equity Fund's and Total Return Fund's one-year return as of April 30, 2010 was higher than each of its respective peer group minimum and average returns and its benchmark. The Board noted that although the Tax-Exempt Fund had underperformed its peer group for the one-year period ended April 30, 2010, the Fund had had a positive return on an absolute basis for the prior year. Based on information provided by the Advisor, the Board determined that this variation in performance was accounted for by the use of an interest rate hedging strategy (as part of its overall investment strategy) that is not used by other funds in its peer group. The Trustees, including the Independent Trustees, concluded that each Fund's shareholders likely would benefit from the Advisor's continued services.

3. Advisory Fees. The Board considered each Fund's advisory fees and total expense ratios, comparing the fees of each Fund to the average fees paid by its respective peer group. The Board observed that although each Fund's advisory fee rate (before waiver) was higher than the average for its peer group, the Advisor had waived its advisory fees and reimbursed additional operating expenses for each Fund. The Board also concluded that the Advisor's fees charged to the Funds (after fee waivers/expense reimbursements) were less than fees charged by the Advisor to its institutional client accounts. The Trustees, including the Independent Trustees, determined that the Funds' advisory fees and expense ratios were fair and reasonable.

4. Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Advisor. The Board reviewed cost of services information for the Funds and the Advisor provided in advance of the meeting. In particular, the Board reviewed the Advisor's unaudited Statement of Financial Position and Statement of Operations as of April 30, 2010 as well as a profitability analysis of each Fund prepared by the Advisor. The Board observed that the Advisor had waived a substantial amount of advisory fees since the Funds' inception and had also reimbursed the Funds for additional operating expenses. The Board concluded that the Advisor had not received any profits from its relationship with the Trust due to the contractual agreement to cap certain operating expenses of the Funds. In assessing the Advisor's profitability, the Board evaluated the additional benefits that the Advisor's affiliated broker-dealer, the Distributor, had realized from its relationship with the Funds, including the allocation of a large portion of the Funds' portfolio transactions to the Distributor. The Board reviewed the total commissions paid by the Funds to the Distributor during the prior year, as well as the commission rates, and noted that the rates were usual and customary industry rates. The Board also noted that the rates charged by the Distributor typically were less than those charged by independent broker-dealers, and that the Distributor voluntarily had reduced its rates in the past. The Board considered the Advisor's representations that it has not entered into any soft dollar arrangements with respect to the Funds and that the Advisor had not caused the Funds to "pay up" for research or brokerage services. The Board reviewed other fees received by the Distributor from the Funds, including 12b-1 fees and administrative fees from the Investor Class. The Trustees noted that these fees were passed through 100% to mutual fund platforms that offer the Investor Class.

5. Extent of Economies of Scale as the Fund Grows. The Board also considered whether economies of scale would be realized as each Fund grows larger, and the extent to which this is reflected in the advisory fees. The Board stated that it anticipated that, as the Funds' assets grow, each Fund's overall expense ratio would decline as economies of scale are realized.

CONCLUSIONS

Based on this review, the Trustees, including the Independent Trustees, approved the renewal of Advisory Agreement for an additional year.

 BOARD OF TRUSTEES & OFFICERS (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS
The Trust is governed by a Board of Trustees, which oversees the Funds' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the YieldQuest Funds Trust overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

--------------------------------------------------------------------------------------------
NAME, ADDRESS*, AGE,
POSITION WITH FUND COMPLEX,**          PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
TERM OF POSITION WITH TRUST                               TRUSTEESHIPS
--------------------------------------------------------------------------------------------
Jay K. Chitnis, CFA***             Managing Director of YieldQuest Advisors, LLC, since June
Age 43                             2004; Managing Director of YieldQuest Securities, LLC, a
Trustee, President and             registered broker dealer and member FINRA, since
Chief Executive Officer,           September 2004; Managing Director of YieldQuest
Since 2005                         Investment Group, a division (firm within a firm) of
                                   Register & Akers Investments, Inc., since June 2004, of
                                   McDonald Investments, from September 2001 to June 2004;
                                   and of First Union Securities (Wachovia Securities), from
                                   1998 to September 2001, all FINRA registered broker-
                                   dealers and members SIPC; Senior Vice President of
                                   CIBC/Oppenheimer Corp., from 1996 to 1998.
--------------------------------------------------------------------------------------------
John N. Bliss***                   Senior Vice President for YieldQuest Advisors, LLC since
Age 35                             August 2004; Senior Vice President for YieldQuest
Treasurer                          Securities, LLC since August 2005; Portfolio Manager for
Since 2010                         YieldQuest Core Equity Fund; Vice President YieldQuest
                                   Investment Group from 2001 to 2005.
--------------------------------------------------------------------------------------------
Gary Schwartz***                   Compliance Officer for YieldQuest Advisors, LLC since
Age 44                             2005; Chief Compliance Officer for YieldQuest Securities,
Chief Compliance Officer,          LLC, since 2006; Assistant Compliance Officer of the
Since 2006                         Trust from 2006 to 2007; Compliance Officer for
                                   YieldQuest Securities, LLC from 2005 to 2006; Nasdaq/OTC
                                   Trader, Riverstar Trading, 2002 through 2005; Regional
                                   Manager, Atlanta Branch Manager and Registered Options
                                   Principal for Protrader Securities, an Instinet Company,
                                   from 1998 through 2002.
--------------------------------------------------------------------------------------------
Ellen O. Blanchard                 Vice President and Counsel, BNY Mellon Asset Servicing
Age 37                             (US) Inc. since September 2010; former Vice President and
Assistant Secretary,               Counsel, Compliance Advisory Services, State Street Bank
Since 2010                         & Trust since August 2004.
--------------------------------------------------------------------------------------------



*    The address for each officer is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia
     30305
**   Fund Complex refers to YieldQuest Funds Trust. The Fund Complex currently consists of five series.
***  Messrs. Chitnis, Bliss and Schwartz are deemed to be "interested persons" of the
     Trust because they are officers of the Advisor and Distributor.

--------------------------------------------------------------------------------------------
NAME, ADDRESS*, AGE,
POSITION WITH FUND COMPLEX,**          PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
TERM OF POSITION WITH TRUST                               TRUSTEESHIPS
--------------------------------------------------------------------------------------------
Denise M. Buchanan                 Chief Compliance Officer of CapFinancial Partners, LLC
Age 48                             (doing business as CAPTRUST Financial Advisors), a
Independent Trustee,               federally registered investment adviser and broker-dealer
Since 2005                         and member of FINRA/SIPC since January 2007: President of
                                   Broker/Dealer Sales & Consulting, Inc., a consulting
                                   group specializing in compliance guidance for broker-
                                   dealers and investment advisers, from 1996 to December
                                   2007; Director of compliance, CapFinancial Partners, LLC
                                   from 2003 until 2007; Chief Compliance Officer of
                                   Hatteras Investment Partners, LLC and its affiliates, and
                                   the Hatteras Funds (investment companies registered under
                                   the 1940 Act), from 2003 until December 2007.
--------------------------------------------------------------------------------------------
Gary D. Campbell, CFA(R)           President of Presbyterian Church in America, Retirement &
Age 58                             Benefits, since August 2006; Retired July 2005 through
Independent Trustee,               July 2006; President and Chief Investment Officer of
Since 2005                         Kennedy Capital Management, Inc., an SEC-registered
                                   investment advisor based in St. Louis, Missouri, 2001 to
                                   2005; Executive Vice President and Chief Investment
                                   Officer, Commerce Bancshares, Inc./The Commerce Trust
                                   Company, an asset management, trust, private banking and
                                   other financial advisory services firm with over $10
                                   billion in assets under management; Senior Vice
                                   President/Director of Institutional Portfolio Management,
                                   Wachovia (First Union Corp.), 1985 to 1990.
--------------------------------------------------------------------------------------------
Craig Ruff, Ph.D, CFA(R)           Clinical Assistant Professor of Finance at Georgia State
Age 50                             University in Atlanta, GA, August 2003 to present;
Independent Trustee,               Assistant Dean, Executive Education, Georgia State
Since 2005                         University August 2007 to present; Vice President in the
                                   Educational Products department at the Association for
                                   Investment Management and Research (AIMR, now known as
                                   the CFA Institute) and Associate Editor of the Financial
                                   Analysts Journal from July 1998 to July 2003; Senior
                                   Economist at the Federal Home Loan Bank of Atlanta from
                                   June 1988 to June 1991.
--------------------------------------------------------------------------------------------



*    The address for each Trustee is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia
     30305
**   Fund Complex refers to YieldQuest Funds Trust. The Fund Complex currently consists of five series.


The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-877-497-3634.

Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the YieldQuest Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

PROXY VOTING POLICY: Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-877-497-3634 or by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PORTFOLIO HOLDING DISCLOSURE: Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). Each Fund makes the information on Form N-Q available to shareholders without charge, upon request, by calling 1-877-497-3634.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Craig Ruff is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2009 and $47,400 for 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000 for 2009 and $9,300 for 2010. Fees were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) Not Applicable

                    (c) 100%

                    (d) Not Applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) YieldQuest Funds Trust


By (Signature and Title)* /s/ Jay K. Chitnis
                          -------------------------------------
                          Jay K. Chitnis, President
                          (principal executive officer)

Date 1/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Jay K. Chitnis
                          -------------------------------------
                          Jay K. Chitnis, President
                          (principal executive officer)

Date 1/3/11


By (Signature and Title)* /s/ John Bliss
                          -------------------------------------
                          John Bliss, Treasurer,
                          Chief Financial Officer and Secretary
                          (principal financial officer)

Date 1/3/11

* Print the name and title of each signing officer under his or her signature.